As filed with the Securities and Exchange Commission on June 16, 2014
================================================================================
                                            1933 Act Registration No. 333-168727
                                             1940 Act Registration No. 811-22452

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-Effective Amendment No. __                                               [ ]
Post-Effective Amendment No. 15                                              [X]
                                      and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
Amendment No. 16                                                             [X]


                            FIRST TRUST SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 621-1675

                       W. Scott Jardine, Esq., Secretary
                            First Trust Series Fund
                           First Trust Advisors L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
                    (Name and Address of Agent for Service)

                                    Copy to:
                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 15

      This Registration Statement comprises the following papers and contents:

      The Facing Sheet

      Part A - Prospectus for the First Trust Preferred Securities and Income Fund, First Trust/Confluence Small Cap Value Fund and First Trust Short Duration High Income Fund

      Part B - Statement of Additional Information for the First Trust Preferred Securities and Income Fund, First Trust/Confluence Small Cap Value Fund and First Trust Short Duration High Income Fund

      Part C - Other Information

      Signatures

      Index to Exhibits

      Exhibits

FIRST TRUST                                             First Trust Series Fund
-------------------------------------------------------------------------------


                                   PROSPECTUS

                                 JUNE 16, 2014



FIRST TRUST PREFERRED SECURITIES AND INCOME FUND       CLASS       TICKER SYMBOL
                                                       CLASS A         FPEAX
                                                       CLASS C         FPECX
                                                       CLASS F         FPEFX
                                                       CLASS I         FPEIX
                                                       CLASS R3        FPERX


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND            CLASS       TICKER SYMBOL
                                                       CLASS A         FOVAX
                                                       CLASS C         FOVCX
                                                       CLASS I         FOVIX
                                                       CLASS R3        FOVRX


FIRST TRUST SHORT DURATION HIGH INCOME FUND            CLASS       TICKER SYMBOL
                                                       CLASS A         FDHAX
                                                       CLASS C         FDHCX
                                                       CLASS I         FDHIX






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


NOT FDIC INSURED               MAY LOSE VALUE                  NO BANK GUARANTEE

                               TABLE OF CONTENTS


SECTION                                                                     PAGE

First Trust Preferred Securities and Income Fund............................  1
First Trust/Confluence Small Cap Value Fund.................................  6
First Trust Short Duration High Income Fund................................. 11
Additional Information on the Funds' Investment Objectives and Strategies... 16
Fund Investments............................................................ 17
Additional Risks of Investing in the Funds.................................. 22
Fund Organization........................................................... 29
Management of the Funds..................................................... 29
Share Classes............................................................... 32
Investment in Fund Shares................................................... 35
Account Services............................................................ 35
Redemption of Fund Shares................................................... 36
Dividends, Distributions and Taxes.......................................... 37
Federal Tax Matters......................................................... 37
Distribution and Service Plan............................................... 39
Net Asset Value............................................................. 40
Fund Service Providers...................................................... 41
Shareholder Inquiries....................................................... 41
Frequent Trading and Market Timing.......................................... 41
Total Return Information.................................................... 42
Financial Highlights........................................................ 43

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                First Trust Preferred Securities and Income Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The First Trust Preferred Securities and Income Fund (the "Fund") seeks to provide current income and total return.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Share Classes" on page 32 of this prospectus, "Investment in Fund Shares" on page 35 of this prospectus and "Purchase and Redemption of Fund Shares" on page 59 of the Funds' statement of additional information ("SAI").


SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A        CLASS C        CLASS F        CLASS I       CLASS R3
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                  4.50%          None           None           None           None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of purchase
price or redemption proceeds)(1)                     None         1.00%           None           None           None
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                      None          None           None           None           None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None          None           None           None           None
------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A        CLASS C        CLASS F        CLASS I       CLASS R3
------------------------------------------------------------------------------------------------------------------------
Management Fee                                        0.80%          0.80%         0.80%          0.80%          0.80%
------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                 0.25%          1.00%         0.15%            --%          0.50%
------------------------------------------------------------------------------------------------------------------------
Other Expenses                                        0.39%          0.37%         0.63%          0.43%          3.57%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.44%          2.17%         1.58%          1.23%          4.87%
------------------------------------------------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements(2)            (0.04%)        (0.02%)       (0.28%)          (--%)        (3.22%)
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
After Fee Waivers and Expense Reimbursements          1.40%          2.15%         1.30%          1.15%          1.65%
------------------------------------------------------------------------------------------------------------------------

   1 For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a contingent deferred sales charge of 1% is imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

   2 The investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through February 28, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.50% from March 1, 2016 through February 28, 2025. Fees waived or expenses borne by investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund (the "Trust").

--------------------------------------------------------------------------------
                First Trust Preferred Securities and Income Fund
--------------------------------------------------------------------------------

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until February 28, 2016 and then will not exceed 1.50% from March 1, 2016 until February 28, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------
                                           REDEMPTION                                       NO REDEMPTION
------------------------------------------------------------------------------------------------------------------------
SHARE CLASS                 A       C        F        I       R3               A       C        F       I       R3
------------------------------------------------------------------------------------------------------------------------
1 Year                    $  586  $  318   $  132   $  117  $  168           $  586   $  218  $  132  $  117   $  168
------------------------------------------------------------------------------------------------------------------------
3 Years                      876     674      433      371     546              876      674     433     371      546
------------------------------------------------------------------------------------------------------------------------
5 Years                    1,193   1,160      796      657     999            1,193    1,160     796     657      999
------------------------------------------------------------------------------------------------------------------------
10 Years                   2,089   2,499    1,821    1,472   2,259            2,089    2,499   1,821   1,472    2,259
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. Securities that have economic characteristics that are similar to preferred securities include certain debt instruments. Such debt instruments are typically issued by corporations, generally in the form of interest bearing notes, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. The Fund may also invest in more traditional corporate debt securities and U.S. government securities.

Preferred securities generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks and potential rewards of investing in both equity funds and bond funds. Because the issuers of preferred securities are often financial companies, the Fund intends to concentrate (invest at least 25% of its net assets) in the industry or group of industries that comprise the financial sector, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, real estate investment trusts ("REITs") and companies involved in the insurance industry.

Under normal market conditions, the Fund invests at least 60% of its net assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, such as Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., or another nationally recognized statistical rating organization, and unrated securities judged to be of comparable quality by the Fund's sub-advisor. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB+/Ba1 or lower) at the time of purchase, which are commonly referred to as "high yield" securities or "junk bonds." For securities with a split rating, the highest available rating will be used. In addition, at the time of purchase, at least 80% of the Fund's net assets are issued by issuers that have long-term issuer credit ratings of investment grade by at least one independent rating agency or judged to be of comparable quality by the Fund's sub-advisor, if any issuer is unrated. The Fund may invest in securities of any duration or maturity.

Under normal market conditions, the Fund may invest up to 15% of its net assets in cash and/or cash equivalents. The Fund may invest in securities issued by companies domiciled in the United States, U.S. dollar-denominated depositary receipts, U.S. dollar-denominated foreign securities and non-U.S. dollar-denominated securities. The Fund may invest in Rule 144A Securities, which are generally subject to resale restrictions and may be illiquid.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") and as a result may invest a relatively high percentage of its assets in a limited number of issuers. The Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

--------------------------------------------------------------------------------
                First Trust Preferred Securities and Income Fund
--------------------------------------------------------------------------------

PRINCIPAL RISKS
You could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

--------------------------------------------------------------------------------
                First Trust Preferred Securities and Income Fund
--------------------------------------------------------------------------------

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The Fund invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the calendar year return of the Fund's Class A shares for the past two years as well as the average annual Fund returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's Class A shares' average annual total returns compare to those of a broad-based securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. After-tax returns are shown for only Class A shares, and after-tax returns for other Classes will vary. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Imposition of the Fund's sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND--TOTAL RETURN ON CLASS A SHARES

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2012           16.64%
                              2013           -4.49%

--------------------------------------------------------------------------------
                First Trust Preferred Securities and Income Fund
--------------------------------------------------------------------------------

During the two-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 6.75% and -5.29%, respectively, for the quarters ended March 31, 2012 and September 30, 2013. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                            1 Year            Since         Inception
                                                                                            Inception         Date
     Class A - Return Before Taxes                                          -8.78%            3.75%          2/25/2011
     Class C - Return Before Taxes                                          -6.07%            4.72%          2/25/2011
     Class F - Return Before Taxes                                          -4.40%            5.68%           3/2/2011
     Class I - Return Before Taxes                                          -4.19%            6.00%          1/11/2011
     Class R3 - Return Before Taxes                                         -4.69%            4.99%           3/2/2011
     Class A - Return After Taxes on Distributions                         -10.85%            1.55%          2/25/2011
     Class A - Return After Taxes on Distributions and Sale of Shares       -4.93%            2.04%          2/25/2011
     Merrill Lynch Fixed Rate Preferred Securities Index (reflects no
          deduction for fees, expenses or taxes)                            -3.65%            4.05%          1/11/2011*

     * Since Inception Index returns are based on inception date of the Class I shares.

MANAGEMENT

    INVESTMENT ADVISOR
    First Trust Advisors L.P. ("First Trust" or the "Advisor")

    INVESTMENT SUB-ADVISOR
    Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor")

    PORTFOLIO MANAGERS
    The following persons are members of Stonebridge's investment committee and serve as the portfolio managers of the Fund:

      o   Scott T. Fleming, President and Chief Investment Officer of
          Stonebridge;

      o Robert Wolf, Vice President, Senior Credit Analyst and Portfolio Manager for Stonebridge; and

      o   Danielle Salters, Credit Analyst at Stonebridge.

    Each portfolio manager has managed the Fund since 2011 except for Ms. Salters, who joined Stonebridge in February 2012, when she began managing the Fund.

PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange ("NYSE") is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors and Class R3 shares are not subject to any minimums. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.

TAX INFORMATION
The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                  First Trust/Confluence Small Cap Value Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The First Trust/Confluence Small Cap Value Fund (the "Fund") seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Share Classes" on page 32 of this prospectus, "Investment in Fund Shares" on page 35 of this prospectus and "Purchase and Redemption of Fund Shares" on page 59 of the Funds' statement of additional information ("SAI").

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------
                                                    CLASS A        CLASS C        CLASS I       CLASS R3
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                  5.50%          None           None           None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of purchase
price or redemption proceeds)(1)                     None         1.00%           None           None
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
----------------------------------------------------------------------------------------------------------
Imposed on Reinvested Dividends                      None          None           None           None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                         None          None           None           None
----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
----------------------------------------------------------------------------------------------------------
                                                    CLASS A        CLASS C        CLASS I       CLASS R3
----------------------------------------------------------------------------------------------------------
Management Fee                                        1.00%          1.00%         1.00%          1.00%
----------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                 0.25%          1.00%           --%          0.50%
----------------------------------------------------------------------------------------------------------
Other Expenses(2)                                    10.04%          8.45%        16.52%      1,638.63%
----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                    0.33%          0.33%         0.33%          0.33%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 11.62%         10.78%        17.85%      1,640.46%
----------------------------------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements(3)            (9.69%)        (8.10%)      (16.17%)    (1,638.28%)
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
After Fee Waivers and Expense Reimbursements          1.93%          2.68%         1.68%          2.18%
----------------------------------------------------------------------------------------------------------

   1 For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a contingent deferred sales charge of 1% is imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

   2 Acquired Fund Fees and Expenses are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses.

   3 The investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through February 28, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.35% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.70% from March 1, 2016 through February 28, 2025. Fees waived or expenses borne by investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund (the "Trust").

--------------------------------------------------------------------------------
                  First Trust/Confluence Small Cap Value Fund
--------------------------------------------------------------------------------

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until February 28, 2016 and then will not exceed 1.70% from March 1, 2016 until February 28, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------
                                      REDEMPTION                                        NO REDEMPTION
----------------------------------------------------------------------------------------------------------------
SHARE CLASS                  A       C        I      R3                         A       C        I      R3
----------------------------------------------------------------------------------------------------------------
1 Year                    $  735  $  371   $  171   $  221                   $  735   $  271  $  171  $  221
----------------------------------------------------------------------------------------------------------------
3 Years                    1,146     857      555      707                    1,146      857     555     707
----------------------------------------------------------------------------------------------------------------
5 Years                    1,630   1,517    1,015    1,269                    1,630    1,517   1,015   1,269
----------------------------------------------------------------------------------------------------------------
10 Years                   2,959   3,286    2,290    2,802                    2,959    3,286   2,290   2,802
----------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations ("Small-Cap Companies") at the time of investment. Currently, a company will be considered to be a Small-Cap Company if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index during the most recent 12-month period (based on month-end data). Because market capitalization is measured at the time of initial purchase, if the market capitalization of a company included in the Fund grows above "small-cap," the Fund shall not be required to sell such security solely because it is no longer a Small-Cap Company. The market capitalization range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index may vary in a 12-month period. As of May 30, 2014, the market capitalization of the Fund's holdings ranged from approximately $210 million to $5.75 billion.

The portfolio managers seek to invest in Small-Cap Companies that in the portfolio managers' opinion have produced solid returns over extended periods of time. The portfolio managers' investment strategy is based on the rationale that a company which creates superior value, reflected in above-average operating returns, will ultimately have a stock price reflecting that superior performance.

The portfolio managers follow a disciplined, research driven, investment process which seeks to uncover companies trading at discounts to their intrinsic values. By investing in stocks according to a value-based investment philosophy, the portfolio managers seek to enhance the long-term growth potential while limiting downside risk. Companies in which the portfolio managers invest are those that the portfolio managers expect to create above-average growth in value relative to their industries and to the overall market. These companies may include real estate investment trusts ("REITs") and business development companies ("BDCs"). BDCs lend to and invest in private companies, often working with companies that are not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Once such a company is identified, an extensive valuation analysis is performed to determine if its stock price reflects its underlying value. The Fund invests principally in financial and industrials companies.

PRINCIPAL RISKS
You could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

BDC RISK. The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may employ the use of leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

--------------------------------------------------------------------------------
                  First Trust/Confluence Small Cap Value Fund
--------------------------------------------------------------------------------

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of Fund shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL CAP RISK. The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of Small-Cap Companies may be less liquid than those of larger companies.

VALUE INVESTING RISK. The Fund focuses its investments on securities that the portfolio managers believe are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate

--------------------------------------------------------------------------------
                  First Trust/Confluence Small Cap Value Fund
--------------------------------------------------------------------------------

during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the calendar year returns of the Fund's Class A shares for the past two years as well as the average annual Fund returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's Class A shares' average annual total returns compare to those of two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. After-tax returns are shown for only Class A shares, and after-tax returns for other Classes will vary. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Imposition of the Fund's sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND--TOTAL RETURNS ON CLASS A SHARES

                               [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2012           15.20%
                              2013           24.93%

During the two-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 8.91% and -1.33%, respectively, for the quarters ended September 30, 2013 and June 30, 2012. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                          1 Year           Since          Inception
                                                                                          Inception          Date
  Class A - Return Before Taxes                                           18.06%           10.32%            2/24/2011
  Class C - Return Before Taxes                                           22.97%           10.31%            3/2/2011
  Class I - Return Before Taxes                                           26.22%           12.90%           1/11/2011
  Class R3 - Return Before Taxes                                          24.62%           11.38%            3/2/2011
  Class A - Return After Taxes on Distributions                           16.63%            9.63%           2/24/2011
  Class A - Return After Taxes on Distributions and Sale of Shares        10.90%            7.85%           2/24/2011
  Russell 2000(R) Value Index (reflects no deduction for fees,
          expenses or taxes)                                              34.52%           14.34%           1/11/2011*
  Russell 2000(R) Index (reflects no deduction for fees, expenses
          or taxes)                                                       38.82%           15.47%           1/11/2011*

  * Since Inception Index returns are based on inception date of the Class I shares.

--------------------------------------------------------------------------------
                  First Trust/Confluence Small Cap Value Fund
--------------------------------------------------------------------------------

MANAGEMENT

    INVESTMENT ADVISOR
    First Trust Advisors L.P. ("First Trust" or the "Advisor")

    INVESTMENT SUB-ADVISOR
    Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor")

    PORTFOLIO MANAGERS
    The following persons are members of Confluence's investment committee and serve as the portfolio managers of the Fund:

      o Mark Keller, CFA, Chief Executive Officer and Chief Investment Officer of Confluence;

      o Daniel Winter, CFA, Senior Vice President and Portfolio Manager of Confluence;

      o David Miyazaki, CFA, Senior Vice President and Portfolio Manager of Confluence; and

      o  Chris Stein, Vice President and Portfolio Manager of Confluence.

    Each portfolio manager has managed the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange ("NYSE") is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors and Class R3 shares are not subject to any minimums. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.

TAX INFORMATION
The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                  First Trust Short Duration High Income Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES
The First Trust Short Duration High Income Fund (the "Fund") seeks to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Share Classes" on page 32 of this prospectus, "Investment in Fund Shares" on page 35 of this prospectus and "Purchase and Redemption of Fund Shares" on page 59 of the Funds' statement of additional information ("SAI").


SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
                                                                   CLASS A        CLASS C        CLASS I
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)            3.50%         None           None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of purchase
price or redemption proceeds)(1)                                    None          1.00%          None
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                                     None          None           None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None          None           None
-----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
-----------------------------------------------------------------------------------------------------------
                                                                   CLASS A        CLASS C        CLASS I
-----------------------------------------------------------------------------------------------------------
Management Fee                                                       0.65%         0.65%          0.65%
-----------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                0.25%         1.00%            --%
-----------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.64%         0.64%          0.64%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.54%         2.29%          1.29%
-----------------------------------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements(2)                           (0.29)%       (0.29)%        (0.29)%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
 After Fee Waivers and Expense Reimbursements                        1.25%         2.00%          1.00%
-----------------------------------------------------------------------------------------------------------

   1 For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a contingent deferred sales charge of 1% is imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

   2 The investment advisor has agreed to waive fees and reimburse expenses through February 28, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.35% from March 1, 2016 through February 28, 2025. Fees waived or expenses borne by investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund (the "Trust").

--------------------------------------------------------------------------------
                  First Trust Short Duration High Income Fund
--------------------------------------------------------------------------------

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until February 28, 2016 and then will not exceed 1.35% from March 1, 2016 until February 28, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------
                                      REDEMPTION                                 NO REDEMPTION
----------------------------------------------------------------------------------------------------------------
SHARE CLASS                   A       C        I                           A       C        I
----------------------------------------------------------------------------------------------------------------
1 Year                   $  473   $  303   $  102                       $  473  $  203  $  102
----------------------------------------------------------------------------------------------------------------
3 Years                     753      648      340                          753     648     340
----------------------------------------------------------------------------------------------------------------
5 Years                   1,096    1,161      640                        1,096   1,161     640
----------------------------------------------------------------------------------------------------------------
10 Years                  2,062    2,571    1,495                        2,062   2,571   1,495
----------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities and bank loans that are rated below-investment grade or unrated. High yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used.

The Fund has a short duration investment strategy, which seeks to maintain, under normal market conditions, a blended (or weighted average) portfolio duration of three years or less. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if a portfolio of bank loans and fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration.

Bank loans have relatively low durations, i.e., close to zero, which means that the interest rates on loans reset approximately every 30-90 days, on average, however, the inclusion of London Interbank Offered Rate ("LIBOR") floors on certain senior loans or other factors may cause interest rate duration to be longer than 90 days. Accordingly, the Fund's investment in such securities will likely reduce the blended duration of the portfolio and in turn the Fund's overall interest rate sensitivity. "Average duration" is the measure of a debt instrument's or a portfolio's price sensitivity with respect to changes in market yields. The blended duration is the sum of the dollar weighted average duration of the Fund's positions.

Under normal market conditions, the Fund may invest up to 15% of its net assets in non-U.S. securities denominated in non-U.S. currencies. The Fund may also invest in investment grade debt securities and convertible bonds.

PRINCIPAL RISKS
You could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

--------------------------------------------------------------------------------
                  First Trust Short Duration High Income Fund
--------------------------------------------------------------------------------

BANK LOANS RISK. An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of senior floating rate loans and average interest rate duration may fluctuate with movements in interest rates.

CONVERTIBLE BONDS RISK. The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

INCOME RISK. If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

--------------------------------------------------------------------------------
                  First Trust Short Duration High Income Fund
--------------------------------------------------------------------------------

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PREPAYMENT RISK. Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the calendar year return of the Fund's Class A shares for the past year as well as the average annual Fund returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's Class A shares' average annual total returns compare to those of a specialized securities market index and two broad-based securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. After-tax returns are shown for only Class A shares, and after-tax returns for other Classes will vary. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Imposition of the Fund's sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.

FIRST TRUST SHORT DURATION HIGH INCOME FUND--TOTAL RETURN ON CLASS A SHARES

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2013            7.43%

During the year ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 3.78% and 0.23%, respectively, for the quarters ended March 31, 2013 and June 30, 2013. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                  First Trust Short Duration High Income Fund
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                           1 Year            Since         Inception
                                                                                            Inception         Date
  Class A - Return Before Taxes                                              3.67%            4.05%          11/1/2012
  Class C - Return Before Taxes                                              5.64%            6.48%          11/1/2012
  Class I - Return Before Taxes                                              7.69%            7.55%          11/1/2012
  Class A - Return After Taxes on Distributions                              1.64%            2.17%          11/1/2012
  Class A - Return After Taxes on Distributions and Sale of Shares           2.05%            2.24%          11/1/2012
  Blended Index + (reflects no deduction for fees, expenses or taxes)        6.36%            6.93%          11/1/2012*
  BofA Merrill Lynch U.S. High Yield Master II Constrained Index (reflects
          no deduction for fees, expenses or taxes)                          7.41%            8.35%          11/1/2012*
  S&P/LSTA Leveraged Loan Index (reflects no deduction for fees,
          expenses or taxes)                                                 5.29%            5.50%          11/1/2012*

   + The Blended Index return is a 50/50 split between the BofA Merrill
     Lynch U.S. High Yield Master II Constrained Index and the S&P/LSTA Leveraged Loan Index returns.

   * Since Inception Index returns are based on inception date of the Fund.

MANAGEMENT

    INVESTMENT ADVISOR
    First Trust Advisors L.P. ("First Trust" or the "Advisor")

    PORTFOLIO MANAGERS
    The following persons serve as the portfolio managers of the Fund:

     o  William Housey, Senior Vice President of First Trust;

     o  Scott D. Fries, Senior Vice President of First Trust; and

     o  Peter Fasone, Vice President of First Trust.

    Each portfolio manager has managed the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange ("NYSE") is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.

TAX INFORMATION
The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

   ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund's investment objective(s) is/are fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of such Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and in the Funds' SAI are non-fundamental and may be changed by the Board of Trustees (the "Board") of the First Trust Series Fund (the "Trust"), of which each Fund is a series, without shareholder approval. If there is a material change to a Fund's principal investment strategies, you should consider whether such Fund remains an appropriate investment for you.

The First Trust Preferred Securities and Income Fund (the "Preferred Fund") and the First Trust/Confluence Small Cap Value Fund (the "Small Cap Fund") have each adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each a "Name Policy") whereby the Preferred Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. The Small Cap Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations at the time of investment. If the market capitalization of a company included in the Small Cap Fund grows above "small-cap," the Small Cap Fund shall not be required to sell such security. A Fund's Name Policy may be changed by the Board without shareholder approval upon 60 days' prior written notice.

For the Small Cap Fund, Confluence seeks to invest in stocks of companies with small market capitalizations that, in Confluence's opinion, have produced solid returns over extended periods of time. Confluence deems a company to be suitable if it possesses substantial competitive advantages, such as an ability to maintain the pricing of its products and to operate in markets in which there are considerable barriers against potential competitors. These competitive advantages may include strong brand names, highly differentiated services or products, dominant market share, flexible pricing power, protected technology or specialized industrial skill set. These companies typically generate cash in amounts that exceed their reinvestment needs and operating obligations with managements that are predisposed to return such free cash flow to shareholders. Desirable companies generally have senior management with large personal investments in their companies' shares and that have proven track records of value-enhanced capital allocation decisions.

Confluence defines risk as the probability of permanent loss of capital. To protect against this risk, Confluence seeks quality businesses at attractive valuations that are diversified across a variety of markets. In Confluence's opinion, this discipline has the potential to help protect against losses, while enhancing upside potential. Confluence may decide to sell a company's stock if, in Confluence's opinion: (i) the share price reaches Confluence's estimate of full valuation; (ii) the company's fundamentals deteriorate; (iii) more attractive opportunities are identified-the least attractive or most overpriced stock held may be sold to raise cash to fund the new purchase; or (iv) the relative price performance trails its peer group or appropriate market index.

The Small Cap Fund may invest in securities of other investment companies, including exchange-traded funds ("ETFs"), that invest primarily in securities of Small-Cap Companies. Confluence generally expects that it may invest in such other investment companies either during periods when it has large amounts of uninvested cash or in anticipation of orderly purchases of securities of Small-Cap Companies at prices Confluence considers to be reasonable. Securities of such investment companies will be considered Small-Cap Companies for purposes of the Small Cap Fund's Name Policy. Confluence may also use various investment techniques to increase or decrease the Small Cap Fund's exposure to changing security prices or other factors that affect security values. If Confluence's strategies do not work as intended, the Small Cap Fund may not achieve its investment objective.

The First Trust Short Duration High Income Fund (the "Short Duration Fund") pursues its objectives by investing in debt securities and bank loans that are rated below-investment grade or unrated at the time of purchase. In addition, the Short Duration Fund may invest in other debt securities including convertible bonds, senior floating rate loans, secured and unsecured loans, second lien loans and other junior or bridge loans. Although many of the Short Duration Fund's investments may consist of securities rated below-investment grade, the Short Duration Fund reserves the right to invest in debt securities, including senior floating rate loans, of any credit quality, maturity and duration. The Short Duration Fund may also invest in investment grade debt securities or preferred stocks. "Investment grade" is defined as those securities that have a long-term credit rating of "BBB-" or higher by S&P, or "Baa3" or higher by Moody's or comparably rated by another nationally recognized statistical rating organization ("NRSRO"). The Short Duration Fund may also invest in securities that are unrated by an NRSRO if such securities are of comparable credit quality. The Short Duration Fund may also invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. Furthermore, the Short Duration Fund may invest in certain derivatives, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps. The Short Duration Fund has a short duration investment strategy, which seeks to maintain, under normal market conditions, a blended (or weighted average) portfolio duration of three years or less. "Average duration" is the measure of a debt instrument's or a portfolio's price sensitivity with respect to changes in market yields.

There is no guarantee that the Funds will achieve their investment objectives.


                                FUND INVESTMENTS

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Normally, the Funds may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective(s). The Funds do not generally limit large inflows and outflows, but may adopt a policy which seeks to reduce the impact of these flows where First Trust has prior knowledge of them. A Fund may adopt a defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

PREFERRED FUND

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. An investment in convertible securities is not a principal investment strategy of the Fund. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

DEBT SECURITIES
The Fund may invest in a variety of debt securities, including corporate debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Certain debt securities held by the Fund may include debt instruments that have economic characteristics that are similar to preferred securities, which shall be included in the 80% requirement for purposes of the Name Policy. Such debt instruments are typically issued by corporations, generally in the form of interest bearing notes, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. Such debt instruments that have economic characteristics similar to preferred securities include, trust preferred securities, hybrid trust preferred securities and senior notes/baby bonds.

TRUST PREFERRED SECURITIES -- Trust preferred securities combine features of corporate debt securities and preferred stock. The securities generally pay quarterly income. U.S. issues usually have long maturities, while foreign issues are normally perpetual. The creation of a trust preferred generally begins with a company establishing a Delaware limited business trust. The trust issues preferred securities to the public and uses the proceeds to purchase junior subordinated debentures from that company. The terms of the debentures are essentially the same as the terms of the preferred securities. Trust preferreds represent the "preferred" interest in trusts that hold junior subordinated deferrable debentures of the issuer. The parent may then use the proceeds for general corporate purposes.

The issuer of trust preferred securities are generally able to defer or skip payments for up to five years without being in default. In the event that the issuer skips or defers a payment, the holder of the security is generally still subject to taxation on the missed payments.

HYBRID TRUST PREFERRED SECURITIES -- Hybrid trust preferred securities have many characteristics that are similar to traditional trust preferred securities. The following items are some of the distinguishing features found in most hybrid structures.

      o The securities have long-term maturities (a minimum of 30 years) or are perpetual. They typically rank senior to common shares and perpetual preferred shares, and junior to senior debt and trust preferred securities.

      o In most cases, the issuer is allowed to defer the coupon payments for up to 10 years, provided certain conditions are met. The investor would still face tax liability on the skipped payments. In perpetual structures issued by foreign corporations, the issuer can generally skip a payment for an unlimited period without being in default, and the investor faces no tax liability on the skipped payments.

      o Some of the $25 par securities have mandatory payment deferral provisions that list objective financial criteria that would require the issuer to skip a coupon payment. Such provisions remove some of management's discretion in deciding to skip a payment.

      o Most cumulative issues have an Alternative Payment Mechanism ("APM") in the event that the issuer cannot meet its coupon payments. At certain times, the issuer may issue new common stock to finance the deferred payment. In many cases, the APM becomes mandatory after five years of payment deferment.

      o Most hybrid securities have "replacement language" that requires an issue to be replaced with a security of equal or greater equity credit. The language can be in the form of either a replacement capital covenant, or stated intent.

      o Some hybrid securities have replacement capital covenants that can determine when the security will be redeemed. The replacement capital covenants limit the issuer to raising funds to redeem the securities at the 30-year scheduled date only by issuing new securities with equal or greater equity content than the maturing issue. If the issuer is unable to do so when the scheduled maturity date arrives, the security remains outstanding until the final maturity. In many cases, the coupon on the security turns from fixed to floating in the period between the scheduled and final maturity date.

SENIOR NOTES/BABY BONDS -- Senior notes, also called baby bonds, are bonds designed to trade like preferred securities. They trade in $25 par amounts, pay quarterly interest, and are typically callable five years after issuance. Unlike the other structures, the issuer generally cannot skip or defer payments on senior notes without entering into default. These bonds rank higher in the capital structure than hybrids, trusts preferreds and traditional preferreds. The payments on senior notes/baby bonds are generally cumulative, in that the issuer must make good on all missed payments before making any payout on a junior ranking security such as a hybrid, trust preferred, or perpetual preferred security.

U.S. GOVERNMENT SECURITIES -- U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

OTHER DEBT SECURITIES -- The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest. The Preferred Fund may also invest in senior loans, second lien loans, loan participations, payment-in-kind securities, zero coupon bonds, bank certificates of deposit, fixed-time deposits, bankers acceptances, U.S. government securities or fixed-income securities issued by non-U.S. governments denominated in U.S. dollars.

FINANCIAL COMPANY SECURITIES
The Fund invests at least 25% of its assets in the securities of financial companies. Financial companies include, but are not limited to, companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including, but not limited to, REITs.

HEDGING
The Fund may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows or to preserve capital. The use of such instruments is not a principal investment strategy of the Fund.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to investment companies, i.e. securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws); securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid; and certain repurchase agreements.

NON-U.S. INVESTMENTS
The Fund may invest in U.S. dollar-denominated depositary receipts, U.S. dollar-denominated foreign securities and non-U.S. dollar-denominated securities.

PREFERRED SECURITIES
The Fund invests in preferred securities. Preferred securities generally pay fixed or adjustable-rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and the liquidation of a company's assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company's debt, including both senior and subordinated debt.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Preferred securities may be issued by trusts or other special purpose entities established by operating companies, and therefore may not be direct obligations of operating companies. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity generally purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity, as the holder of the operating company's debt, has priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but is typically subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is below that of its corresponding operating company's senior debt securities due to its subordinated nature.

SMALL CAP FUND

BUSINESS DEVELOPMENT COMPANIES
BDCs are a type of closed-end fund regulated under the 1940 Act that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

INVESTMENT COMPANIES
The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by such ETFs and their sponsors from the SEC. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Fund will bear its ratable share of such investment company's expenses, and would remain subject to payment of the investment company's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds.

REAL ESTATE INVESTMENT TRUSTS
REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs are companies that often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded and are generally a highly liquid method of investing in real estate. REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies certain requirements.

REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties' rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.

SMALL-CAP EQUITY SECURITIES
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed Small-Cap Companies at the time of investment. Equity securities include common stocks; preferred securities; warrants to purchase common stocks or preferred securities; securities convertible into common stocks or preferred securities; and other securities with equity characteristics.

SHORT DURATION FUND

BANK LOANS
The Fund invests in bank loans, including senior secured bank loans, unsecured and/or subordinated bank loans, loan participations and unfunded contracts. The Fund may invest in such loans by purchasing assignments of all or a portion of loans or loan participations from third parties. These loans are made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Bank loans typically bear interest at a floating rate although some loans pay a fixed rate. Due to their subordination in the borrower's capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

Senior floating rate loans are typically rated below-investment grade. Senior floating rate loans hold a first lien priority and typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the LIBOR, plus a premium. Senior floating rate loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Borrowers may obtain these loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

CONVERTIBLE BONDS
The Fund may invest in convertible bonds. Convertible bonds combine the investment characteristics of bonds and common stocks. Convertible bonds typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible bonds entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

CORPORATE DEBT SECURITIES
The Fund may invest in corporate debt securities issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt may be rated investment grade or below-investment grade and may carry fixed, floating or hybrid rates of interest.

DERIVATIVES
The Fund may use futures, total return swaps, non-U.S. currency swaps, loan credit default swaps, credit default swaps, options, puts, calls and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.

The Fund will comply with the regulatory requirements of the SEC and the Commodity Futures Trading Commission ("CFTC") with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed (or take such other actions permitted by law). Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked to market daily.

HIGH YIELD DEBT
The Fund invests primarily in debt instruments (e.g., bonds, loans and convertible bonds) that are rated below-investment grade, or unrated securities deemed by the Advisor to be of comparable quality. Debt rated below-investment grade is commonly referred to as high yield or "junk" debt. For purposes of determining whether a security is below-investment grade, the lowest available rating will be considered. High yield debt may be issued by companies without long track records of sales and earnings, or by issuers that have questionable credit strength. High yield debt and comparable unrated debt securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal in accordance with the terms of the obligation.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For this purpose, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

INVESTMENT COMPANIES
The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by such ETFs and their sponsors from the SEC. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Fund will bear its ratable share of such investment company's expenses, and would remain subject to payment of the investment company's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds.

MORTGAGE-BACKED SECURITIES
The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and can include single- and multi-class pass-through securities and collateralized mortgage obligations. Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities.

NON-U.S. INVESTMENTS
The Fund may invest up to 15% of its net assets in non-U.S. securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These debt securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

PREFERRED SECURITIES
The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company's assets. This means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company's debt, including both senior and subordinated debt.

PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI and on the Funds' website at www.ftportfolios.com.


                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective(s). Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

BORROWING AND LEVERAGE RISKS. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund's returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund's asset coverage to less than the prescribed amount.

In addition, when the Preferred Fund invests in certain derivative securities, including, but not limited to, when issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of the Preferred Fund's shares and can result in losses that exceed the amount originally invested.

CURRENT MARKET CONDITIONS RISK. Domestic and international markets have experienced a period of decreased economic activity across all sectors of the world economy, and unemployment remains at increased levels. These market conditions began with problems in the financial sector, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities. These market conditions increase the risk that the value of a Fund's assets may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

MANAGEMENT RISK. Each Fund is subject to management risk because it has an actively managed portfolio. The Advisor or each Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that the Funds will achieve their investment objective(s).

MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which a Fund's shares are trading on the Exchange which could result in a decrease in value of such Fund's shares.

PREFERRED FUND

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Mandatory convertible securities are a subset of convertible securities. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.

CURRENCY RISK. In addition to the risks described above in "Principal Risks -- Currency Risk," an investment in non-U.S. securities involves risk due to currency exchange rates. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of Messrs. Scott Fleming and Robert Wolf and Ms. Danielle Salters in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these individuals, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Fleming or Wolf or Ms. Salters in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.

DEPOSITARY RECEIPTS RISK. In addition to the risks above in "Principal Risks -- Depositary Receipts Risk," an investment in depositary receipts involves further risks due to certain features of Depositary Receipts. Depositary receipts are usually in the form of American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs or GDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts, whether ADRs or GDRs, are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. The Fund's investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell these types of depositary receipts and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

DERIVATIVES RISK. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Sub-Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

FINANCIAL COMPANIES RISK. In addition to the risks described above in "Principal Risks -- Financial Companies Risk," an investment in financial companies involves additional risks not set forth above. Negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers. Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets.

FIXED-INCOME SECURITIES RISK. An investment in the Fund also involves risk associated with an investment in fixed-income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

HIGH YIELD SECURITIES RISK. In addition to the risks described above in "Principal Risks -- High Yield Securities Risk," the Fund's investment in high yield, high risk, fixed rate, domestic and foreign obligations, or "junk" securities, may entail increased credit risks (as discussed below) and the risk that the value of Fund's assets will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed rate obligations generally. Securities such as those included in the Fund are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high yield, high risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. Many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt, which reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Advisor cannot predict future economic policies or their consequences or therefore, the course or extent of any similar market fluctuations in the future.

ILLIQUID SECURITIES RISK. In addition to the risks described above in "Principal Risks -- Illiquid Securities Risk," an investment in the Fund involves further risk due to the fact that the Fund may invest a substantial portion of its assets in lower-quality debt instruments issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. In such event, there would be a greater chance that the Fund may be forced to curtail or suspend redemptions, in which case you might experience a delay or inability to liquidate your investment at the desired time or in the desired amount.

INTEREST RATE RISK. In addition to the risks described above in "Principal Risks -- Interest Rate Risk," the value of the Fund's fixed-rate income may decline if market interest rates rise. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

NON-U.S. SECURITIES RISK. In addition to the risks described above in "Principal Risks -- Non-U.S. Securities Risk," an investment in securities of non-U.S. companies involves risk not associated with domestic issuers. Non-U.S. countries may impose higher withholding taxes on dividends and interest than the United States. Non-U.S. countries may also impose limitations on the use of or transfer of portfolio assets. Enforcing legal rights may be more difficult, expensive and time consuming in non-U.S. countries, and investors may force unique problems enforcing claims against non-U.S. governments.

PREFERRED SECURITIES RISK. In addition to the risks described above in "Principal Risks -- Preferred Securities Risk," an investment in preferred securities involves the further risks not associated with an investment in common stocks set forth below.

      o Limited Voting Rights. Generally, holders of preferred securities
        (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      o Special Redemptions Rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

TRUST PREFERRED SECURITIES RISK. Unlike preferred stocks, distributions from trust preferred securities are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Distributions on trust preferred securities will be made only if interest payments on the related interest-bearing notes of the operating company are made. Because a corporation issuing the interest-bearing notes may defer interest payments on these instruments for up to 20 consecutive quarters, if such election is made distributions will not be made on the trust preferred securities during the deferral period. Further, certain tax or regulatory events may trigger the redemption of the interest-bearing notes by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date.

SMALL CAP FUND

BUSINESS DEVELOPMENT COMPANY RISK. In addition to the risks described above in "Principal Risks -- BDC Risk," the Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. An investment in BDCs is also subject to additional risks, including management's ability to meet the fund's investment objective, and to manage the fund's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding the funds or their underlying investments change. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

The BDCs included in the Fund may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

EQUITY SECURITIES RISK. In addition to the risks described above in "Principal Risks -- Equity Securities Risk," equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of Messrs. Mark Keller, Daniel Winter, David Miyazaki and Chris Stein in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Keller, Winter, Miyazaki and Stein in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

INVESTMENT COMPANIES RISK. If the Fund invests in investment companies, Fund shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. Also, the investment companies are subject to the risks of the underlying securities that they hold. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). Moreover, shares of closed-end investment companies and ETFs may be sold at a discount from their net asset value.

REIT RISK. In addition to the risks described above in "Principal Risks -- REIT Investment Risk," an investment in REITs also involves certain risks, which include, among others, adverse changes in national, state or local real estate conditions (such as the turmoil experienced since 2007 in the residential and commercial real estate markets); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like investment companies, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

SHORT DURATION FUND

BANK LOANS RISK. In addition to the risks described above in "Principal Risks -- Bank Loans Risk," the bank loans in which the Fund invests may not (i) be rated at the time of investment, (ii) be registered with the SEC, (iii) be listed on a securities exchange or (iv) have sufficient collateral securing the loan or the collateral may not be available in the event of bankruptcy. In addition, the amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market may exist for some of the loans in which the Fund may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Because the interest rates of floating-rate loans in which the Fund invests may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods.

First Trust or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan market may restrict the Fund's ability to acquire some loans or affect the timing or price of loan acquisitions. Also, because First Trust may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

CONVERTIBLE BONDS RISK. In addition to the risks described above in "Principal Risks -- Convertible Bonds Risk," convertible bonds have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible bond's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible bond's conversion price (i.e., the predetermined price or exchange ratio at which the convertible bond can be converted or exchanged for the underlying common stock). Convertible bonds are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible bonds generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

Mandatory convertible bonds are a subset of convertible bonds. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible bonds generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.

CREDIT RISK. In addition to the risks described above in "Principal Risks -- Credit Risk," credit risk is the risk that an issuer of a debt instrument may be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of an instrument may decline because of concerns about the issuer's ability or unwillingness to make such payments. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK. In addition to the risks described above in "Principal Risks -- Currency Risk," an investment in non-U.S. securities denominated in foreign currencies involves further risk due to currency exchange rates. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

DEPENDENCE ON KEY PERSONNEL RISK. The Advisor is dependent upon the experience and expertise of Messrs. William Housey, Scott D. Fries and Peter Fasone in providing advisory services with respect to the Fund's investments. If the Advisor were to lose the services of any of these individuals, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Housey, Fries or Fasone in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.

DERIVATIVES RISK. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments and futures contracts, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

HIGH YIELD SECURITIES RISK. In addition to the risks described above in "Principal Risks -- High Yield Securities Risk," the Fund's investment in high yield, high risk, fixed rate, domestic and foreign obligations, or "junk" securities, may entail increased credit risks (as discussed below) and the risk that the value of Fund's assets will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed rate obligations generally. Securities such as those included in the Fund are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high yield, high risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. Many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt, which reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Advisor cannot predict future economic policies or their consequences or therefore, the course or extent of any similar market fluctuations in the future.

INCOME RISK. In addition to the risks described above in "Principal Risks -- Income Risk," the income earned from the Fund's portfolio may decline because of falling market interest rates. This can result because the Fund may hold floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

INTEREST RATE RISK. In addition to the risks described above in "Principal Risks -- Interest Rate Risk," the value of the Fund's investment in debt securities may decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

INVESTMENT COMPANIES RISK. If the Fund invests in investment companies, Fund shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. Also, the investment companies are subject to the risks of the underlying securities that they hold. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). Moreover, shares of closed-end investment companies and ETFs may be sold at a discount from their net asset value.

LIQUIDITY RISK. In addition to the risks described above in "Principal Risks -- Liquidity Risk," the Fund invests a substantial portion of its assets in lower-quality debt instruments issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. In such event, there would be a greater chance that the Fund may be forced to curtail or suspend redemptions, in which case an investor might experience a delay or inability to liquidate its/his/her investment at the desired time or in the desired amount.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Fund does not generally limit large inflows and outflows, but may adopt a policy which seeks to reduce the impact of these flows where First Trust has prior knowledge of them.

NON-U.S. SECURITIES RISK. In addition to the risks described above in "Principal Risks -- Non-U.S. Securities Risk," an investment in securities of non-U.S. companies involves risk not associated with domestic issuers. Non-U.S. countries may impose higher withholding taxes on dividends and interest than the United States. Non-U.S. countries may also impose limitations on the use of or transfer of portfolio assets. Enforcing legal rights may be more difficult, expensive and time consuming in non-U.S. countries, and investors may force unique problems enforcing claims against non-U.S. governments.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. An investment in preferred securities involves the further risks not associated with an investment in common stocks set forth below.

      o Limited Voting Rights. Generally, holders of preferred securities
       (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      o Special Redemptions Rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

PREPAYMENT RISK. In addition to the risks described above in "Principal Risks -- Prepayment Risk," during periods of falling interest rates, an issuer of a loan may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.

                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective(s) and policies. The Trust is organized as a Massachusetts business trust. The Trust's Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with First Trust, the Sub-Advisors, the custodians, the transfer agents and the fund administration and accounting agents.


                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P. ("First Trust" or the "Advisor"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for managing the investments of the Short Duration Fund and overseeing each Sub-Advisor in the investment of its Fund's assets, managing each Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and Chairman of the Board of the Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to 5 mutual fund portfolios, 9 exchange-traded funds consisting of 86 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Funds.

MANAGEMENT FEES
For providing management services, the Funds pay First Trust an annual fund management fee of 0.80% of average daily net assets for the Preferred Fund, 1.00% of average daily net assets for the Small Cap Fund and 0.65% of average daily net assets for the Short Duration Fund. Information regarding the Board's approval of the continuation of the Preferred Fund's and the Small Cap Fund's investment management agreement and sub-advisory agreement are available in such Fund's Annual Report for the fiscal year ended October 31, 2013. Information regarding the Board's approval of the Short Duration Fund's investment management agreement is available in such Fund's Semi-Annual Report for the period ended April 30, 2013.

Each Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; distribution and service fees; any extraordinary expenses; and its portion of the Trust's operating expenses. First Trust and each Sub-Advisor have agreed to limit fees and/or pay expenses to the extent necessary through February 28, 2016, to prevent each Fund's Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% of the average daily net assets of any class of shares of the Preferred Fund, 1.35% of the average daily net assets of any class of shares of the Small Cap Fund and 1.00% of the average daily net assets of any class of shares of the Short Duration Fund. From March 1, 2016 through February 28, 2025, the Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.50% of the average daily net assets of any class of shares of the Preferred Fund, 1.70% of the average daily net assets of any class of shares of the Small Cap Fund and 1.35% of the daily net assets of any class of shares of the Short Duration Fund. Expenses borne by First Trust and each Sub-Advisor are subject to reimbursement by such Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by such Fund at any time if it would result in the Fund's expenses exceeding the expense limitation in effect at the time the fee was waived or expense was borne by First Trust and any Sub-Advisor. Acquired Fund Fees and Expenses are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses.

PREFERRED FUND

The Preferred Fund and First Trust have retained Stonebridge, an affiliate of First Trust, to serve as the Fund's investment sub-advisor. Stonebridge is a niche asset management firm that manages portfolios of preferred securities for investors. Stonebridge, formed in December 2004, serves as investment advisor or portfolio supervisor to investment portfolios with approximately $3.46 billion in assets which it managed or supervised as of December 31, 2013. A portion of these assets are contained in investments sponsored by FTP, for which Stonebridge acts as sub-portfolio supervisor.

To implement the investment strategy, Stonebridge utilizes a repeatable and consistent investment process that centers on security selection. The process for security selection that it practices encompasses relative value analysis, fundamental credit analysis and market technical analysis. This process allows Stonebridge to source securities in the preferred asset class based on attributes such as credit quality, yield and capital structure positioning while also focusing on equally important market technicals such as trading volumes, liquidity and pricing inefficiencies.

New investments are presented to the Stonebridge investment committee and thoroughly vetted before inclusion into the portfolio. Investment risk factors and compliance considerations are included in the vetting process. Once an investment decision has been approved by the investment committee, the portfolio managers will look to act upon that investment decision.

The members of Stonebridge's investment committee for the Preferred Fund are Scott T. Fleming, Robert Wolf and Danielle Salters who serve as the Preferred Fund's portfolio managers and share responsibilities for the day-to-day management of the Preferred Fund's investment portfolio.

      o Scott T. Fleming serves as President and Chief Investment Officer of Stonebridge. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

      o Robert Wolf serves as Vice President, Portfolio Manager and Senior Credit Analyst of Stonebridge. Mr. Wolf brings 13 years of fixed-income experience to Stonebridge. His primary focus is in analyzing both investment grade and below investment grade securities, where he has developed a rigorous approach to credit and industry analysis. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

      o Danielle Salters, CFA, serves as Credit Analyst for Stonebridge. Ms. Salters has five years of investment management experience of which four years have been focused on fixed income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc. where she worked in Taxable Fixed Income Sales and, later, served as the Fixed Income Specialist to a Portfolio Manager. Ms. Salters received a BA in economics from Duke University in 2007 and is a CFA Charterholder.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Preferred Fund is provided in the SAI.

SMALL CAP FUND

The Small Cap Fund and First Trust have retained Confluence to serve as the Fund's investment sub-advisor. Confluence is a St. Louis, Missouri based, SEC registered investment advisor founded in December 2007, specializing in equity portfolio management, asset allocation portfolio management and alternative investment management.

The Confluence value-oriented investment team formerly with A.G. Edwards has a track record dating back to 1994 and has more than $2.3 billion in assets under management or supervision as of December 31, 2013.

Confluence's investment philosophy is driven by focused research and portfolio management to achieve long-term, risk-adjusted returns. Confluence employs a long-term, value-oriented, bottom-up approach to investing. Its proprietary investment research focuses on determining the intrinsic value of an investment opportunity. Through its research process, Confluence determines the intrinsic value of an investment opportunity and look to invest at a significant discount to intrinsic value, providing investments with a margin of safety.

Mark Keller, Daniel Winter, David Miyazaki and Chris Stein serve as the Small Cap Fund's portfolio managers and share responsibilities for the day-to-day management of the Small Cap Fund's investment portfolio. The core investment team is led by Mark Keller.

      o Mark Keller, serves as Chief Executive Officer and Chief Investment Officer of Confluence. Mr. Keller has more than 30 years of investment experience, with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization.

        Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served over 20 years, the last 10 years of which as Chairman of the Committee. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons and of Gallatin Asset Management, and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

      o Daniel Winter, serves as Senior Vice President and Portfolio Manager of Confluence. Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE: FGB), a closed-end fund whose primary focus was on Business Development Companies, a role he continues in his current capacity at Confluence.

        Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

      o David Miyazaki, serves as Senior Vice President and Portfolio Manager of Confluence. Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for separately managed accounts invested in individual stocks with a value discipline. He also co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE:
        FGB), a closed-end fund, as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas, where he managed a short-term interest rate arbitrage portfolio. Previously, he was an Analyst at Prudential Capital Group in Dallas, Texas, a group that managed the world's largest portfolio of private placement debt. Prior to that, Mr. Miyazaki worked as a Mortgage Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

       o Chris Stein serves as Vice President and Portfolio Manager of Confluence. Mr. Stein joined Confluence in August 2008. Previously, Mr. Stein served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Stein was part of the portfolio management team responsible for Gallatin's Large Cap Value, Small Cap Value, Equity Income, Value Opportunities and All Cap Global separately managed accounts. His analytical coverage was primarily focused on companies within the consumer discretionary sector. Additionally, Mr. Stein assisted the A.G. Edwards Trust Company in constructing and managing individual stock portfolios. Prior to joining the Asset Management division in 2001, Mr. Stein was an associate analyst covering the media and entertainment sector for A.G. Edwards' securities research. Prior to joining A.G. Edwards in 1998, he was a financial consultant with Renaissance Financial. Mr. Stein earned a Bachelor of Science in Accounting and a Bachelor of Science in Finance from the University of Dayton. Mr. Stein also received a Master of Business Administration from St. Louis University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Small Cap Fund is provided in the SAI.

SHORT DURATION FUND

To implement the investment strategy, the Advisor combines a rigorous fundamental credit selection process with top down relative value analysis when selecting investment opportunities. The Advisor believes that an evolving investment environment offers varying degrees of investment risk opportunities in the high yield, bank loan, and derivative and fixed income instrument markets. In order to capitalize on attractive investments and effectively manage potential risk, the Advisor believes that the combination of thorough and continuous credit analysis, market evaluation, diversification and the ability to reallocate investments among senior and subordinated debt and derivatives is critical to achieving higher risk-adjusted returns. Fundamental analysis involves the evaluation of industry trends, management quality, collateral adequacy, and the consistency of corporate cash flows. The key considerations of portfolio construction include liquidity, diversification, relative value assessment, and ongoing monitoring. Through fundamental credit analysis the Advisor believes it can position the Short Duration Fund's portfolio in bank loans and high yield securities that offer an attractive risk adjusted return profile. Moreover, such fundamental credit analysis may result in a higher credit quality portfolio when compared to a benchmark.

The portfolio managers of the Short Duration Fund are William Housey, Scott D. Fries and Peter Fasone, and they share responsibilities for the day-to-day management of the Fund's investment portfolio.

      o William Housey, CFA, joined First Trust in June 2010 as Senior
        Portfolio Manager and has 17 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including Senior Loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University's Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      o Scott D. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager and has 19 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an
        MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      o Peter Fasone, CFA, joined First Trust in December 2011 as a Senior Credit Analyst and has 28 years of industry experience, most recently as Senior Global Credit Analyst with BNP Paribas Asset Management. He is a Vice President of First Trust. Since 1996, his focus has been primarily on investing in high yield and investment grade bonds for total return and structured credit portfolios. Prior to BNP, Mr. Fasone served as Portfolio Manager and Senior Analyst for Fortis Investments. From 2001 to 2008 he was Vice President and Senior Analyst at ABN AMRO Asset Management where he assumed a leadership role in designing and implementing a disciplined investment process for ABN's $1 billion global high yield fund. Mr. Fasone received a BS degree from Arizona State University and an MBA from DePaul University. He holds the Chartered Financial Analyst designation and the Certified Public Accountant designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Short Duration Fund is provided in the SAI.


                                 SHARE CLASSES

The Preferred Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. The Small Cap Fund offers four classes of shares: Class A, Class C, Class I and Class R3. The Short Duration Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, fees, eligibility requirements and other features. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. A Fund may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Please refer to the SAI for more information about Class A, Class C, Class F, Class I and Class R3 shares, including more detailed program descriptions and eligibility requirements. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. Additional information is also available from your financial intermediary.

CLASS A SHARES
You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived, as described in "Class A Sales Charge Waivers." Class A shares are also subject to an annual service fee of 0.25% of a Fund's average daily net assets attributable to Class A shares, which compensates your financial advisor and other entities for providing ongoing service to you. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                SALES CHARGE              SALES CHARGE                     MAXIMUM
                                                    AS %                      AS %                  FINANCIAL INTERMEDIARY
                                                  OF PUBLIC               OF NET AMOUNT               COMMISSION AS % OF
                                               OFFERING PRICE               INVESTED                PUBLIC OFFERING PRICE

                                                          SHORT                              SHORT                           SHORT
                                  PREFERRED  SMALL CAP   DURATION    PREFERRED   SMALL CAP  DURATION   PREFERRED  SMALL CAP DURATION
                                     FUND       FUND       FUND         FUND       FUND       FUND       FUND       FUND      FUND

AMOUNT OF PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                     4.50%      5.50%      3.50%       4.71%      5.73%      3.62%      4.00%      5.00%    3.00%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000        4.25%      4.75%      3.25%       4.43%      4.97%      3.35%      3.75%      4.25%    2.75%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000       3.50%      4.00%      2.50%       3.62%      4.21%      2.56%      3.00%      3.50%    2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000       2.75%      3.75%      1.75%       2.82%      3.96%      1.78%      2.50%      3.50%    1.50%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000     2.25%      3.25%      1.25%       2.30%      3.45%      1.26%      2.00%      3.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over*                    --         --         --          --         --         --       1.00%      1.00%    1.00%
------------------------------------------------------------------------------------------------------------------------------------

   * You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge of 1.00% if you redeem any of your shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a contingent deferred sales charge on any Class A shares you purchase by reinvesting dividends.


For purposes of determining whether you qualify for a reduced sales charge as set forth in the table above, you may include purchases by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer). See the SAI for more information.

CLASS C SHARES
You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of a Fund's average daily net assets attributable to Class C shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year's service and distribution fees. FTP retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The Funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the SAI for more information.

CLASS F SHARES
You can purchase Class F shares of the Preferred Fund at the offering price, which is the net asset value per share without any up-front sales charge. Class F shares are subject to an annual service fee of 0.15% of the Preferred Fund's average daily net assets attributable to Class F shares. The annual service fee compensates your financial advisor for providing ongoing service to you. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with FTP and to investors who are clients of certain registered investment advisors that have an agreement with FTP, if it deems appropriate. See the SAI for more information.

CLASS I SHARES
You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes. Class I shares are available for purchase in an amount of $1 million or more, or using dividends and capital gains distributions on Class I shares. Class I shares may also be purchased by the following categories of investors:

    o Certain employees, officers, directors and affiliates of First Trust, Stonebridge and Confluence.

    o  Certain financial intermediary personnel.

    o Certain bank or broker affiliated trust departments, pursuant to an agreement.

    o  Certain employer-sponsored retirement plans.

    o Certain additional categories of investors, including certain advisory accounts of First Trust and its affiliates, and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

See the SAI for more information.


CLASS R3 SHARES
You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of each Fund's average daily net assets attributable to Class R3 shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.25% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year's service and distribution fees. Class R3 shares are available for purchase by certain qualified retirement plans that have an agreement with FTP to utilize Class R3 shares in certain investment products or programs, as well as traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR SEPs, or simple IRAs. See the SAI for more information.

CLASS A SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at net asset value without a sales charge as follows:

    o  Purchases of $1,000,000 or more.

    o  Reinvestment of distributions from Class A Shares of a Fund.

    o Reinvestment of First Trust non-ETF open-end fund ("First Trust Mutual Fund") distributions.

    o  Purchases by officers, trustees and former trustees of the First
       Trust Mutual Funds, as well as full-time and retired employees of First Trust, any parent company of First Trust, and subsidiaries thereof, and such employees' immediate family members (as defined in the SAI).

    o Purchases by any person who, for at least the last 90 days, has been an officer, director, or full-time employee of any financial intermediary or any such person's immediate family member.

    o Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

    o Purchases made by investors purchasing on a periodic fee, asset based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

You may need to provide a Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge waiver (or reduction as set forth in the table above in "Share Classes--Class A Shares"). This may include account statements of family members and information regarding First Trust Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify First Trust at the time of each purchase if you are eligible for any of these programs that result in a sales charge waiver or reduction. The Funds may modify or discontinue these programs at any time.

Right of Accumulation. You may purchase Class A shares of each Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of such Fund and other First Trust Mutual Funds then held by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the rights of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other First Trust funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.


                           INVESTMENT IN FUND SHARES

Shares of the Funds may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the transfer agent receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. Eastern time) will receive that day's closing share price; otherwise, you will receive the next business day's price.

Preferred Fund, Small Cap Fund and Short Duration Fund shares may be purchased only through a financial intermediary. The Funds have authorized one or more financial intermediaries, or the designees of such intermediaries, to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or the designee of an authorized financial intermediary, receives the order.

A financial intermediary, such as a financial advisor or broker, is paid for providing investment advice and services, either from a Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. Financial intermediaries may charge a service fee in connection with the purchase or redemption of a Fund shares. Service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. For more information, please contact your financial intermediary.

INVESTMENT MINIMUMS
The minimum initial purchase or exchange into each of the Funds is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee based programs). Subsequent investments must be in amounts of $50 or more. Class I shares are subject to higher minimums for certain investors and Class R3 shares are not subject to any minimums.
There are no minimums for purchases or exchanges into the Funds through employer-sponsored retirement plans. The Funds reserve the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.


                                ACCOUNT SERVICES

The following is a description of additional account services available to investors at no additional cost. Investors can call First Trust at (888) 373-5776 for copies of the necessary forms, or they may be obtained from a financial intermediary.

EXCHANGING SHARES
Shares of each of the Funds may be exchanged into an identically registered account for the same class of another First Trust Mutual Fund available in your state. The exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund, subject to the payment of any applicable CDSC. Please consult the SAI for details.

The Funds may change or cancel their exchange policy at any time upon 60 days' notice. The Funds reserve the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "Frequent Trading and Market Timing" below.

Because an exchange between Funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same Fund may not be considered a taxable event. Please consult a tax advisor about the tax consequences of exchanging your shares.

REINVESTMENT PRIVILEGE
If shares of the Funds are redeemed, you may reinvest all or part of your redemption proceeds in such Fund up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. The reinvestment privilege does not extend to Class A shares or Class C shares, where the redemption of the shares triggered the payment of a CDSC. This reinvestment privilege may be used only once for any redemption.


                           REDEMPTION OF FUND SHARES

An investor may redeem shares on any business day. Investors will receive the share price next determined after your Fund has received a redemption request. Redemption requests must be received before the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) in order to receive that day's price. Your Fund will normally mail a check the next business day after a redemption request is received, but in no event more than seven days after a request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

Your Fund shares must be redeemed through your financial intermediary. A financial intermediary may charge a fee for this service.

CONTINGENT DEFERRED SALES CHARGE
If Class A or Class C shares that are subject to a CDSC are redeemed, an investor may be assessed a CDSC. When an investor is subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares owned for the longest period of time, unless requested otherwise. No CDSC is imposed on shares bought through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to FTP. The CDSC may be waived under certain special circumstances as described in the SAI.

INVOLUNTARY REDEMPTION
From time to time, the Funds may establish minimum account size requirements. The Funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. Accounts may be involuntarily redeemed when the value of the account falls below the minimum either because of redemptions or because of market action. The Funds have set a minimum balance of $100 unless you have an active First Trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

From the time to time, certain dealers that do not have dealer agreements with the Funds' principal underwriter, FTP, may purchase shares of a Fund. Upon 30 days' written notice to such dealers, the Funds reserve the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.

REDEMPTIONS IN-KIND
The Funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the Funds may pay all or a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale. See the SAI for additional information.

MEDALLION SIGNATURE GUARANTEE PROGRAM
Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Short Duration Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared daily and paid monthly by the Preferred Fund and Short Duration Fund, and declared and paid semi-annually by the Small Cap Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Each Fund automatically reinvests your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another First Trust Mutual Fund. For further information, contact your financial advisor or call First Trust at (888) 373-5776.


                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS
Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS
The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS If you are an individual, the maximum stated marginal federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some capital gains dividends may be taxed at a maximum stated tax rate of 25%. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Dividends from REITs and foreign corporations are qualifying dividends only in limited circumstances. The Funds will provide notice to their shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

SALE OF SHARES
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

NON-U.S. TAX CREDIT
Because the Funds invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Funds paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gains dividend attributable to certain net short-term capital gains income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that a Fund makes certain elections and certain other conditions are met.

Distributions after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS
If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.


                         DISTRIBUTION AND SERVICE PLAN

FTP serves as the selling agent and distributor of the Funds' shares. In this capacity, FTP manages the offering of the Funds' shares and is responsible for all sales and promotional activities. In order to reimburse FTP for its costs in connection with these activities, including compensation paid to financial intermediaries, the Funds have adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See "Share Classes" for a description of the distribution and service fees paid under this plan.

FTP receives a service fee for Class A, Class C, Class F and Class R3 shares to compensate financial intermediaries, including FTP, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. Under the plan, FTP receives a distribution fee for Class C and Class R3 shares for providing compensation to financial intermediaries, including FTP, in connection with the distribution of shares. These fees also compensate FTP for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C, Class F and Class R3 shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES
In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by FTP to financial intermediaries as previously described, First Trust or its affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of First Trust Mutual Fund shares and/or total assets of First Trust Mutual Funds held by the firm's customers. The level of payments that First Trust is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm's total assets held in and recent net investments into First Trust Mutual Funds, the firm's level of participation in First Trust Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the First Trust Mutual Funds for which these payments are provided. First Trust or its affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which First Trust or its affiliates promotes its products and services. First Trust may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Funds, subject to approval by the Board.

In connection with the availability of First Trust Mutual Funds within selected mutual fund no transaction fee institutional platforms and fee based wrap programs (together, "Platform Programs") at certain financial intermediaries,

First Trust or an affiliate also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to First Trust Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Mutual Funds out of Fund assets.


                                NET ASSET VALUE

The net asset value is determined for each class of shares of each Fund as of the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. Net asset value for each class is calculated for each Fund by taking the market price of the Fund's total assets attributable to such class, including interest or dividends accrued but not yet collected, less all liabilities attributable to such class, and dividing such amount by the total number of shares of the class outstanding. The result, rounded to the nearest cent, is the net asset value per share. Differences in net asset value of each class of a Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ(R) Stock Market LLC ("NASDAQ(R)") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the exchange on which they are principally traded. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market are valued at the mean of the bid and the asked prices, if available, and otherwise at the closing bid price. Senior loan securities are generally valued by a pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Funds is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the net asset value of each class of shares of the Fund or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Funds generally results in the prices used by the Funds that may differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details. Valuing a Fund's securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell the shares of a Fund, the value of such Fund's securities may change on the days when investors are not able to purchase or sell the shares of such Fund.

Fixed-income securities will be valued by the fund accounting agent using a pricing service. Fixed-income securities with a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. When price quotes are not available, fair market value is based on prices of comparable securities.

Repurchase agreements will be valued as follows: Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the pricing committee at the average of the bid quotations obtained daily from at least two recognized dealers.

Currency-linked notes, credit-linked notes and other similar instruments will be valued by a Fund by using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for these instruments and the market rates for similar instruments, currency-linked notes, credit-linked notes, etc. will be valued at the exit price.

Interest rate swaps, credit default swaps, currency-linked notes and other similar instruments will be valued by a Fund by using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular swap and the market rates for similar transactions, the swap will be valued at the exit price.


                             FUND SERVICE PROVIDERS

Brown Brothers Harriman & Co. is the administrator, custodian and fund accounting agent for the Preferred Fund and the Small Cap Fund. BNY Mellon Investment Servicing (US) Inc. is the transfer agent for the Preferred Fund and the Small Cap Fund and is the administrator, fund accounting agent and transfer agent for the Short Duration Fund. The Bank of New York Mellon Corporation is the custodian for the Short Duration Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.


                             SHAREHOLDER INQUIRIES

All inquiries regarding the Funds should be directed to the Trust, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9788, Providence, Rhode Island 02940, or by calling (888) 373-5776.


                       FREQUENT TRADING AND MARKET TIMING

Each Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in a Fund's shares can disrupt portfolio management, lead to higher operating costs and cause other operating inefficiencies for a Fund. However, a Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming a Fund shares.

Accordingly, the Trust has adopted a Frequent Trading Policy that seeks to balance a Fund's need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of a Fund's shares.

The Trust's Frequent Trading Policy generally limits an investor to two "round trip" trades within a 90-day period. A "round trip" is the purchase and subsequent redemption of a Fund's shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely spaced transactions. The Trust may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts.

Each Fund primarily receives share purchase and redemption orders through third party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides a Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by a Fund. Despite a Fund's efforts to detect and prevent frequent trading, such Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. FTP, the Funds' distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds' transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with FTP in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in a Fund through such accounts. Technical limitations in operational systems at such intermediaries or at FTP may also limit a Fund's ability to detect and prevent frequent trading. In addition, the Trust may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Trust's Frequent Trading Policy and may be approved for use in instances where a Fund reasonably believes that the intermediary's policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Trust does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The Trust reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of the respective Fund's shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Trust may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Trust also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Trust may refuse purchase orders if a Fund would be unable to invest the proceeds from the purchase order in accordance with such Fund's investment policies and/or objective(s), or if such Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Trust's Frequent Trading Policy and its enforcement, see "Purchase and Redemption of Fund Shares -- Frequent Trading Policy" in the SAI.


                            TOTAL RETURN INFORMATION

The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of a investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated.
The returns shown in the table below assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance does not predict future results.

                                          First Trust Preferred Securities and Income Fund

                                    A SHARES            C SHARES            F SHARES            I SHARES           R3 SHARES
                                   Inception           Inception           Inception           Inception           Inception
                                  (2/25/2011)         (2/25/2011)          (3/2/2011)         (1/11/2011)          (3/2/2011)
                               through 10/31/2013  through 10/31/2013  through 10/31/2013  through 10/31/2013  through 10/31/2013
                                          SINCE               SINCE              SINCE              SINCE                 SINCE
                                 1 YEAR INCEPTION   1 YEAR  INCEPTION   1 YEAR INCEPTION  1 YEAR  INCEPTION     1 YEAR  INCEPTION
AVERAGE ANNUAL TOTAL RETURNS
Without sales charge             -4.36%   5.81%     -5.03%    5.09%     -4.32%   6.04%    -4.06%    6.38%       -4.61%   5.32%
With sales charge                -8.66%   4.01%     -5.94%    5.09%       --       --        --       --           --      --


                                        First Trust/Confluence Small Cap Value Fund

                                    A SHARES            C SHARES              I SHARES           R3 SHARES
                                   Inception           Inception             Inception           Inception
                                  (2/24/2011)          (3/2/2011)           (1/11/2011)          (3/2/2011)
                               through 10/31/2013  through 10/31/2013    through 10/31/2013  through 10/31/2013

                                          SINCE               SINCE                SINCE                SINCE
                                 1 YEAR INCEPTION   1 YEAR  INCEPTION     1 YEAR INCEPTION    1 YEAR  INCEPTION
AVERAGE ANNUAL TOTAL RETURNS
Without sales charge             26.16%  12.03%     25.11%    9.74%       26.85%   12.43%     25.75%   10.85%
With sales charge                19.22%   9.69%     24.11%    9.74%          --       --         --       --


                                        First Trust Short Duration High Income Fund

                                        A SHARES         C SHARES         I SHARES
                                        Inception        Inception        Inception
                                       (11/1/2012)      (11/1/2012)      (11/1/2012)
                                        through          through          through
                                       10/31/2013       10/31/2013       10/31/2013
                                     SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
CUMULATIVE TOTAL RETURNS
Without sales charge                      7.87%            7.04%            8.11%
With sales charge                         4.07%            6.04%              --

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period shown. Certain information reflects financial results for a single Share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund's financial statements, is included in each Fund's Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds' SAI, which is available upon request.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS A SHARES

Net asset value, beginning of period                            $    22.42         $    20.10         $    20.26
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.98 (b)           0.89 (b)           0.79
Net realized and unrealized gain (loss)                              (1.91)              2.55              (0.11)
                                                                ------------       ------------       ------------
Total from investment operations                                     (0.93)              3.44               0.68
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.98)             (1.12)             (0.84)
Net realized gain                                                    (0.09)             (0.00) (c)            --
Return of capital                                                    (0.15)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (1.22)             (1.12)             (0.84)
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    20.27         $    22.42         $    20.10
                                                                ============       ============       ============

TOTAL RETURN (d)                                                     (4.36)%            17.60%              3.45%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  90,286         $   83,717          $   6,932
Ratio of total expenses to average net assets                         1.44%              1.83%              6.68% (e)
Ratio of net expenses to average net assets                           1.40%              1.40%              1.40% (e)
Ratio of net investment income (loss) to average net assets           4.52%              4.13%              4.68% (e)
Portfolio turnover rate                                                 60%                60%                88%

(a)  Class A Shares commenced operations on February 25, 2011.
(b)  Based on average shares outstanding.
(c)  Amount is less than $0.01.
(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(e)  Annualized


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS C SHARES

Net asset value, beginning of period                            $    22.45         $    20.13         $    20.26
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.83 (b)           0.73 (b)           0.69
Net realized and unrealized gain (loss)                              (1.93)              2.55              (0.08)
                                                                ------------       ------------       ------------
Total from investment operations                                     (1.10)              3.28               0.61
                                                                 ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.84)             (0.96)             (0.74)
Net realized gain                                                    (0.08)             (0.00) (c)            --
Return of capital                                                    (0.13)                --                 --
                                                                ------------      ------------       ------------
Total distributions                                                  (1.05)             (0.96)             (0.74)
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    20.30         $    22.45         $    20.13
                                                                ============       ============       ============

TOTAL RETURN (d)                                                     (5.03)%            16.70%              3.08%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  55,376          $ 36,681           $   2,720
Ratio of total expenses to average net assets                         2.17%              2.66%              8.03% (e)
Ratio of net expenses to average net assets                           2.15%              2.15%              2.15% (e)
Ratio of net investment income (loss) to average net assets           3.81%              3.36%              4.10% (e)
Portfolio turnover rate                                                 60%                60%                88%

(a)    Class C Shares commenced operations on February 25, 2011.
(b)    Based on average shares outstanding.
(c)    Amount is less than $0.01.
(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined
       Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(e)    Annualized.

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS F SHARES

Net asset value, beginning of period                            $    22.59         $    20.12         $    20.25
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          1.02 (b)           0.89 (b)           0.70
Net realized and unrealized gain (loss)                              (1.95)              2.72              (0.07)
                                                                ------------       ------------       ------------
Total from investment operations                                     (0.93)              3.61               0.63
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (1.01)             (1.14)             (0.76)
Net realized gain                                                    (0.08)             (0.00) (c)            --
Return of capital                                                    (0.15)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (1.24)             (1.14)             (0.76)
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    20.42         $    22.59         $    20.12
                                                                ============       ============       ============
TOTAL RETURN (d)                                                     (4.32)%            18.47%              3.17%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $    3,735          $   4,012         $        1
Ratio of total expenses to average net assets                         1.58%              3.71%            233.60% (e)
Ratio of net expenses to average net assets                           1.30%              1.30%              1.30% (e)
Ratio of net investment income (loss) to average net assets           4.63%              4.09%              5.21% (e)
Portfolio turnover rate                                                 60%                60%                88%

(a)    Class F Shares were initially seeded and commenced operations on March 2, 2011.
(b)    Based on average shares outstanding.
(c)    Amount is less than $0.01.
(d)    Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(e)    Annualized.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND


                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS I SHARES

Net asset value, beginning of period                            $    22.47         $    20.15         $    20.00
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          1.04 (b)           0.92 (b)           0.82
Net realized and unrealized gain (loss)                              (1.91)              2.57               0.21
                                                                 ------------       ------------       ------------
Total from investment operations                                     (0.87)              3.49               1.03
                                                                ------------       ------------       ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (1.03)             (1.17)             (0.88)
Net realized gain                                                    (0.09)             (0.00) (c)            --
Return of capital                                                    (0.15)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (1.27)             (1.17)             (0.88)
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    20.33         $    22.47         $    20.15
                                                                ============       ============       ============

TOTAL RETURN (d)                                                     (4.06)%            17.84%              5.21%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 58,700           $ 45,432         $      439
Ratio of total expenses to average net assets                         1.23%              1.46%             22.09% (e)
Ratio of net expenses to average net assets                           1.15%              1.15%              1.15% (e)
Ratio of net investment income (loss) to average net assets           4.79%              4.20%              5.12% (e)
Portfolio turnover rate                                                 60%                60%                88%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.
(b)    Based on average shares outstanding.
(c)    Amount is less than $0.01.
(d) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(e)    Annualized.


                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS R3 SHARES

Net asset value, beginning of period                            $    22.41         $    20.11         $    20.25
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.93 (b)           0.80 (b)           0.61
Net realized and unrealized gain (loss)                              (1.92)              2.56              (0.07)
                                                                ------------       ------------       ------------
Total from investment operations                                     (0.99)              3.36               0.54
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.92)             (1.06)             (0.68)
Net realized gain                                                    (0.10)             (0.00) (c)            --
Return of capital                                                    (0.14)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (1.16)             (1.06)             (0.68)
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    20.26         $    22.41         $    20.11
                                                                ============       ============       ============

TOTAL RETURN (d)                                                     (4.61)%            17.19%              2.74%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $      478          $     615          $       1
Ratio of total expenses to average net assets                         4.87%             11.51%            301.79% (e)
Ratio of net expenses to average net assets                           1.65%              1.65%              1.90% (e)
Ratio of net investment income (loss) to average net assets           4.25%              3.66%              4.62% (e)
Portfolio turnover rate                                                 60%                60%                88%

(a)    Class R3 Shares were initially seeded and commenced operations on March 2, 2011.
(b)    Based on average shares outstanding.
(c)    Amount is less than $0.01.
(d)    Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of
       0.50% effective December 15, 2011, and 0.75 prior to December 15,
       2011, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(e)    Annualized.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS A SHARES

Net asset value, beginning of period                            $    21.58         $    19.54         $    20.10
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.10               0.23               0.03
Net realized and unrealized gain (loss)                               5.46               1.85              (0.59)
                                                                ------------       ------------       ------------
Total from investment operations                                      5.56               2.08              (0.56)
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.27)            (0.04)                 --
Net realized gain                                                    (0.10)               --                  --
                                                                ------------       ------------       ------------
Total distributions                                                  (0.37)            (0.04)                 --
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    26.77         $    21.58         $    19.54
                                                                ===========        ============       ============

TOTAL RETURN (c)                                                     26.16%             10.61%             (2.79)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $    1,288        $       651        $       218
Ratio of total expenses to average net assets                        11.29%             23.94%             60.42% (d)
Ratio of net expenses to average net assets                           1.60%              1.60%              1.60% (d)
Ratio of net investment income (loss) to average net assets           0.42%              1.10%              0.26% (d)
Portfolio turnover rate                                                 31%                11%                21%

(a)    Class A Shares commenced operations on February 24, 2011.
(b)    Per share amounts have been calculated using the average share method.
(c)    Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge
      (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)    Annualized.


                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS C SHARES

Net asset value, beginning of period                            $    20.59         $    18.81         $    20.10
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                     (0.10)              0.05              (0.07)
Net realized and unrealized gain (loss)                               5.23               1.73              (1.22)
                                                                 ------------       ------------       ------------
Total from investment operations                                      5.13               1.78              (1.29)
                                                                 ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.11)                --                 --
Net realized gain                                                    (0.10)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (0.21)                --                 --
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    25.51         $    20.59         $    18.81
                                                                ===========        ============       ============

TOTAL RETURN (c)                                                     25.11%              9.46%             (6.42)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $    1,956       $       615      $           8
Ratio of total expenses to average net assets                        10.45%             26.69%             98.09%  (d)
Ratio of net expenses to average net assets                           2.35%              2.35%              2.35%  (d)
Ratio of net investment income (loss) to average net assets          (0.43)%             0.25%             (0.54)% (d)
Portfolio turnover rate                                                 31%                11%                21%

(a)    Class C Shares commenced operations on March 2, 2011.
(b)    Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined
       Rule 12b-1 distribution fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)    Annualized

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS I SHARES

Net asset value, beginning of period                            $    21.81         $    19.58         $    20.00
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.16               0.26               0.07
Net realized and unrealized gain (loss)                               5.60               2.05              (0.49)
                                                                ------------       ------------       ------------
Total from investment operations                                      5.76               2.31              (0.42)
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.32)             (0.08)                --
Net realized gain                                                    (0.10)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (0.42)            (0.08)                 --
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    27.15         $    21.81         $    19.58
                                                                ===========        ============       ============
TOTAL RETURN (c)                                                     26.85%             11.85%             (2.10)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $       276        $       141        $       164
Ratio of total expenses to average net assets                        17.52%             41.80%            103.62% (d)
Ratio of net expenses to average net assets                           1.35%              1.35%              1.35% (d)
Ratio of net investment income (loss) to average net assets           0.66%              1.28%              0.43% (d)
Portfolio turnover rate                                                 31%                11%                21%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.
(b)    Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)    Annualized.

                                                                    YEAR               YEAR              PERIOD
                                                                    ENDED              ENDED              ENDED
                                                                 10/31/2013         10/31/2012       10/31/2011 (a)
                                                              ----------------   ----------------   ----------------
CLASS R3 SHARES

Net asset value, beginning of period                            $    21.04         $    19.03         $    20.10
                                                                ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.06               0.15              (0.04)
Net realized and unrealized gain (loss)                               5.29               1.86              (1.03)
                                                                ------------       ------------       ------------
Total from investment operations                                      5.35               2.01              (1.07)
                                                                ------------       ------------       ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.21)                --                 --
Net realized gain                                                    (0.10)                --                 --
                                                                ------------       ------------       ------------
Total distributions                                                  (0.31)                --                 --
                                                                ------------       ------------       ------------
Net asset value, end of period                                  $    26.08         $    21.04         $    19.03
                                                                ===========        ============       ============

TOTAL RETURN (c)                                                     25.75%             10.56%             (5.32)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $        1         $       1          $        1
Ratio of total expenses to average net assets                     1,640.13%          2,717.44%            297.34% (d)
Ratio of net expenses to average net assets                           1.85%              1.88%              2.10% (d)
Ratio of net investment income (loss) to average net assets           0.24%              0.75%             (0.32)%(d)
Portfolio turnover rate                                                 31%                11%                21%

(a) Class R3 Shares were initially seeded and commenced operations on March 2,2011.
(b) Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution fees and service fees of 0.50% effective December 15, 2011 and 0.75% prior to December
    15, 2011 and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d) Annualized

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST SHORT DURATION HIGH INCOME FUND

                                                                  PERIOD
                                                                   ENDED
                                                               10/31/2013 (a)
                                                               ---------------
CLASS A SHARES

Net asset value, beginning of period                            $    20.00
                                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.65
Net realized and unrealized gain (loss)                               0.90
                                                                ----------
Total from investment operations                                      1.55
                                                                ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.70)
Return of capital                                                    (0.17)
                                                                ----------
Total distributions                                                  (0.87)
                                                                ----------
Net asset value, end of period                                  $    20.68
                                                                ==========

TOTAL RETURN (c)                                                      7.87% (d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 44,819
Ratio of total expenses to average net assets                         1.54% (e)
Ratio of net expenses to average net assets                           1.25% (e)
Ratio of net investment income (loss) to average net assets           3.20% (e)
Portfolio turnover rate                                                 89%

(a) Class A Shares were initially seeded and commenced operations on November 1, 2012.
(b) Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a
    CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d) The Fund received reimbursements from First Trust Advisors L.P. (the
   "Advisor") in the amount of $1,079. The reimbursements from the
    Advisor represent less than $0.01 per share and had no effect on the total return of the Class A Shares.
(e) Annualized.



                                                                  PERIOD
                                                                   ENDED
                                                               10/31/2013 (a)
                                                               ---------------
CLASS C SHARES

Net asset value, beginning of period                            $    20.00
                                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.50
Net realized and unrealized gain (loss)                               0.89
                                                                ----------
Total from investment operations                                      1.39
                                                                ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.59)
Return of capital                                                    (0.14)
                                                                ----------
Total distributions                                                  (0.73)
                                                                ----------
Net asset value, end of period                                  $    20.66
                                                                ==========

TOTAL RETURN (c)                                                      7.04% (d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 13,522
Ratio of total expenses to average net assets                         2.29% (e)
Ratio of net expenses to average net assets                           2.00% (e)
Ratio of net investment income (loss) to average net assets           2.45% (e)
Portfolio turnover rate                                                 89%

(a) Class C Shares were initially seeded and commenced operations on November 1, 2012.
(b) Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d) The Fund received reimbursements from First Trust Advisors L.P.
   (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class C Shares.
(e) Annualized.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST SHORT DURATION HIGH INCOME FUND

                                                                  PERIOD
                                                                   ENDED
                                                               10/31/2013 (a)
                                                               ---------------
CLASS I SHARES

Net asset value, beginning of period                            $    20.00
                                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      0.70
Net realized and unrealized gain (loss)                               0.90
                                                                ----------
Total from investment operations                                      1.60
                                                                ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.74)
Return of capital                                                    (0.18)
                                                                ----------
Total distributions                                                  (0.92)
                                                                ----------
Net asset value, end of period                                  $    20.68
                                                                ==========

TOTAL RETURN (c)                                                      8.11% (d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 43,395
Ratio of total expenses to average net assets                         1.29% (e)
Ratio of net expenses to average net assets                           1.00% (e)
Ratio of net investment income (loss) to average net assets           3.45% (e)
Portfolio turnover rate                                                 89%

(a) Class I Shares were initially seeded and commenced operations on November 1, 2012.
(b) Per share amounts have been calculated using the average share method.
(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d) The Fund received reimbursements from First Trust Advisors L.P.
   (the "Advisor") in the amount of $1,079. The reimbursements from the
    Advisor represent less than $0.01 per share and had no effect on the total return of the Class I Shares.
(e) Annualized.

FIRST TRUST
--------------------------------------------------------------------------------



                First Trust Preferred Securities and Income Fund
                  First Trust/Confluence Small Cap Value Fund
                  First Trust Short Duration High Income Fund




FOR MORE INFORMATION
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling a Fund at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's online EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.






First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(888) 373-5776                                           SEC File #: 333-168727
www.ftportfolios.com                                                  811-22452

                      STATEMENT OF ADDITIONAL INFORMATION


                   INVESTMENT COMPANY ACT FILE NO. 811-22452
                            FIRST TRUST SERIES FUND


       FIRST TRUST PREFERRED SECURITIES AND INCOME FUND            TICKER SYMBOL
                    CLASS A                                           FPEAX
                    CLASS C                                           FPECX
                    CLASS F                                           FPEFX
                    CLASS I                                           FPEIX
                    CLASS R3                                          FPERX

       FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND                 TICKER SYMBOL
                    CLASS A                                           FOVAX
                    CLASS C                                           FOVCX
                    CLASS I                                           FOVIX
                    CLASS R3                                          FOVRX

      FIRST TRUST SHORT DURATION HIGH INCOME FUND                  TICKER SYMBOL
                    CLASS A                                           FDHAX
                    CLASS C                                           FDHCX
                    CLASS I                                           FDHIX


                              DATED JUNE 16, 2014

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated June 16, 2014 as it may be revised from time to time (the "Prospectus"), for First Trust Preferred Securities and Income Fund, First Trust/Confluence Small Cap Value Fund and First Trust Short Duration High Income Fund (each a "Fund," and collectively, the "Funds"), each a series of First Trust Series Fund (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT STRATEGIES..........................................................5

INVESTMENT RISKS..............................................................23

MANAGEMENT OF THE FUNDS.......................................................29

SUB-ADVISORS..................................................................43

BROKERAGE ALLOCATIONS.........................................................50

CUSTODIANS, ADMINISTRATORS, FUND ACCOUNTANTS AND TRANSFER AGENTS..............53

ADDITIONAL INFORMATION........................................................55

PROXY VOTING POLICIES AND PROCEDURES..........................................56

PURCHASE AND REDEMPTION OF FUND SHARES........................................58

DISTRIBUTION AND SERVICE PLAN.................................................70

FEDERAL TAX MATTERS...........................................................72

DETERMINATION OF NET ASSET VALUE..............................................78

DIVIDENDS AND DISTRIBUTIONS...................................................80

MISCELLANEOUS INFORMATION.....................................................80

FINANCIAL STATEMENTS..........................................................81

FUND BENEFICIAL OWNERSHIP TABLE..............................................A-1

INSTITUTIONAL SHAREHOLDER SERVICES INC. 2014 U.S. PROXY VOTING CONCISE
     GUIDELINES .............................................................B-1

CONFLUENCE INVESTMENT MANAGEMENT LLC PROXY VOTING POLICIES AND
     PROCEDURES............................................................. C-1

STONEBRIDGE ADVISORS LLC PROXY VOTING POLICIES...............................D-1

CREDIT RATING DEFINITIONS....................................................E-1



      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated October 31, 2013, which was filed with the Securities and Exchange Commission ("SEC") on January 3, 2014. The financial statements from such Annual Report are incorporated herein by reference. The Annual Reports are available without a charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on July 9, 2010 and is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in three series, First Trust Preferred Securities and Income Fund, a non-diversified series, and First Trust/Confluence Small Cap Value Fund and First Trust Short Duration High Income Fund, each a diversified series.

      This SAI relates to the Funds. Each Fund as a series of the Trust represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective(s) and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

      The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

      The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of such Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust"). The First Trust Preferred Securities and Income Fund is sub-advised by Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor"). The First Trust/Confluence Small Cap Value Fund is sub-advised by Confluence Investment Management LLC ("Confluence" or a "Sub-Advisor").

                      INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

             (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

             (2) A Fund may not borrow money, except as permissible under the 1940 Act.

             (3) The Funds will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

             (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

             (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by such Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

             (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

             (7) A Fund may not invest 25% or more of the value of its net assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the First Trust Preferred Securities and Income Fund, this restriction does not apply to financial companies, accordingly, the First Trust Preferred Securities and Income Fund will concentrate its investments in the industry or group of industries which comprise the financial sector.

             (8) With respect to 75% of their total assets, the First Trust/Confluence Small Cap Value Fund and First Trust Short Duration High Income Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or
      (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit a Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      Each Fund's investment objectives and the foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities.

      Certain matters under the 1940 Act which must be submitted to a vote of the holders of the outstanding voting securities of a series or class, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series or class affected by such matter.

      Each of the First Trust Preferred Securities and Income Fund and First Trust/Confluence Small Cap Value Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the "Name Policy") whereby the First Trust Preferred Securities and Income Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. The First Trust/Confluence Small Cap Value Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations at the time of investment. Accordingly, if the market capitalization of a company included in the First Trust/Confluence Small Cap Value Fund grows above "small cap," the Fund shall not be required to sell such security. The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days' prior written notice.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      The following information supplements the discussion of the Funds' investment objectives, policies and strategies that appear in the Funds' Prospectus.

TYPES OF INVESTMENTS

      Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

      Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account as described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, such descriptions are not all-inclusive. A Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e. securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which such Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisor or the Sub-Advisors the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, the Advisor and the Sub-Advisors consider factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Fixed Income Investments and Cash Equivalents: Normally, the Funds invest substantially all of their assets to meet their investment objectives;
however, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.

             (1) A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

             (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

             (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

             (7) A Fund may invest in shares of money market funds, as consistent with its investment objectives and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

      Preferred Stock and Trust Preferred Securities: The First Trust Preferred Securities and Income Fund invests primarily in preferred securities. Certain of the preferred securities in which the Fund invests are traditional preferred stocks which issue dividends that qualify for the dividend received deduction under which "qualified" domestic corporations are able to exclude a percentage of the dividends received from their taxable income.

      Certain of the preferred securities in which the Fund invests are preferred stock that does not issue dividends that qualify for the dividends received deduction for eligible investors ("non-DRD preferred stock") and debt instruments that are similar in many respects to preferred securities (such debt instruments and non-DRD preferred stock are often referred to as "hybrid securities") that do not qualify for the dividends received deduction or issue qualified dividend income. Pursuant to the dividends received deduction, corporations may generally deduct 70% of the dividend income they receive. Corporate shareholders of a regulated investment company like the Funds generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all preferred securities pay dividends that are eligible for the dividends received deduction. Any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that none of the distributions it receives from the Funds will qualify for the dividends received deduction.

      These types of hybrid securities typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment. Hybrid securities are typically issued by corporations, generally in the form of interest bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. The hybrid securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The hybrid securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the "NYSE"), which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

      Hybrid securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the non-DRD preferred securities have not been made), these hybrid securities are often treated as close substitutes for traditional preferred stock, both by issuers and investors. Hybrid securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

      Hybrid securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

      Hybrid securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

      Many hybrid securities are issued by a trust or other special purpose entities established by operating companies, and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the non-DRD preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments of the non-DRD preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a non-DRD preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

      Non-U.S. Investments: The Funds may invest in non-U.S. securities, which may include securities denominated in non-U.S. currencies. Non-U.S. debt securities in which a Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in OTC capital markets. The Funds' non-U.S. investments may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Funds are authorized to enter into various currency exchange transactions.

      High-Yield Securities: The First Trust Preferred Securities and Income Fund and the First Trust Short Duration High Income Fund will invest in securities that are rated below-investment grade at the time of purchase. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. For purposes of determining whether a security is below-investment grade, the lowest available rating will be considered. If a security owned by the Funds is subsequently downgraded, the Funds will not be required to dispose of such security. If a downgrade occurs, the Advisor or the Sub-Advisor, as applicable, will consider what action, including the sale of such security, is in the best interests of the Funds. The Credit Rating Definitions as published by Standard & Poor's, a division of The McGraw Hill Companies, Inc., are set forth in Appendix E to this SAI.

      Because the risk of default is higher for below-investment grade securities than investment grade securities, the Advisor's and the Sub-Advisor's research and credit analysis will be an especially important part of managing securities of this type. The Advisor or the Sub-Advisor, as applicable, will attempt to identify those issuers of below-investment grade securities whose financial condition the Advisor or Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Advisor's and the Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      Corporate Bonds: The First Trust Short Duration High Income Fund may invest in corporate bonds. Corporate bonds, a type of fixed-income security, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to their credit risk.

      Loans: The First Trust Short Duration High Income Fund may invest in fixed and floating rate loans ("Loans"). Loans may include senior floating rate loans ("Senior Loans") and secured and unsecured loans, second lien or more junior loans and bridge loans ("Junior Loans"). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations ("Obligors") and one or more financial institutions and other lenders ("Lenders"). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans ("Assignments") or Loan participations ("Participations") from third parties.

      The Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Assignments are arranged through private negotiations between potential assignees and potential assignors. With respect to

Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

      A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent's duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower's collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund's portfolio.

      In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

      There may be instances in which the Fund is required to vote upon amendments to certain of the Loans in which it invests. In these cases, the Fund will attempt to ensure that such amendments are voted consistently and solely in the best interests of the Fund.

      Additional Information Concerning Senior Loans: Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

      Derivatives: To the extent disclosed in the Prospectus, the Funds may invest in futures, total return swaps, non-U.S. currency swaps, loan credit default swaps, credit default swaps, options, puts, calls and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.

      Pooled Investment Vehicles: The Funds may invest in other pooled investment vehicles, including open-end or closed-end investment companies, other exchange-traded funds ("ETFs") and business development companies that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle's expenses, and would remain subject to payment of the Fund's management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Funds for the fiscal years ended October 31, 2012 and October 31, 2013 are set forth in the table below.


                                                    PORTFOLIO TURNOVER RATE

                                           FISCAL YEAR ENDED  FISCAL YEAR ENDED
               FUND                         OCTOBER 31, 2012   OCTOBER 31, 2013

First  Trust  Preferred  Securities  and
Income Fund                                       60%                60%

First Trust/Confluence Small Cap Value
Fund                                              11%                31%

First Trust Short Duration High Income
Fund                                              N/A                89%

HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust or a Fund's Sub-Advisor may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), options on Futures Contracts and shorting strategies and swap agreements to attempt to hedge each Fund's holdings. The use of Futures is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      Each Fund limits its direct investments in Futures, options on Futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund limits its trading activity in Futures, option on Futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its Futures, options on Futures and swap positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its Futures, options on Futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the Futures industry's self-regulatory organization.

      If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, The NASDAQ(R) Stock Market ("NASDAQ(R)") and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of its Sub-Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

      The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

      If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in Futures Contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

      The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

      The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on its Advisor's or Sub-Advisor's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Swap Agreements

      A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will earmark assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will earmark assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

      Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

      Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

      Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party "sells" risk and the counterparty "buys" that risk. The "seller" of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk "buyer." In return, the risk "buyer" agrees to pay the "seller" a set amount if there is a default, or a credit event.

      The Fund's use of credit default swap agreements exposes the Funds to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. A Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.

Short Sales

      The Funds may take short positions in securities, which are often referred to as "short sales." A short sale is a sale of a security a Fund has borrowed, with the expectation that the security will underperform the market. To settle the short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund makes money on a short position if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the security sold short. Conversely, if the price of the security sold short goes up after the short sale, the Fund loses money because it has to pay more to replace the borrowed security than it received when it sold the security short. Short-selling is considered "leverage" and may involve substantial risk.

                                INVESTMENT RISKS

Overview

      An investment in a Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the equity securities and therefore the value of the Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Common Stocks

      Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Preferred Securities and Trust Preferred Securities Risk

      There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments on the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred securities, but unlike preferred securities, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general economic condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

High-Yield Securities Risk

      Each of the First Trust Preferred Securities and Income Fund and the First Trust Short Duration High Income Fund may invest in securities that are not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"), registered with the SEC or any state securities commission or listed on any national securities exchange. To the extent that such high-yield securities are rated, they typically will be rated below-investment grade and are subject to an increased risk of default in the payment of principal and interest as well as other risks.

Risk Factors of Loan Assignments and Participations

      Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a loan is acquired from a lender, the risk includes the credit risk associates with the obligor of the underlying loan. The First Trust Short Duration High Income Fund may incur additional credit risk when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. To the extent that loans involve obligors in foreign or emerging markets, such loans are subject to the risks associated with foreign investments or investments in emerging markets in general.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Liquidity Risk

      Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Real Estate Investment Trust ("REIT") Risk

      REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Depositary Receipts Risk

      A Fund may hold securities of certain non-U.S. companies in the form of depositary receipts ("Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Passive Foreign Investment Companies Risk

      A Fund may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Derivatives Risk

      The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of a Sub-Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

      In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objectives.

             (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement and sub-advisory agreements is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor and sub-advisors. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                                          OTHER
                                                                                                        NUMBER OF     TRUSTEESHIPS
                                                                                                       PORTFOLIOS          OR
                                                                                                         IN THE       DIRECTORSHIPS
                                                                                                       FIRST TRUST       HELD BY
                                                   TERM OF OFFICE AND                                 FUND COMPLEX   TRUSTEE DURING
       NAME, ADDRESS              POSITION AND     YEAR FIRST ELECTED      PRINCIPAL OCCUPATIONS       OVERSEEN BY      THE PAST
     AND DATE OF BIRTH         OFFICES WITH TRUST     OR APPOINTED          DURING PAST 5 YEARS          TRUSTEE         5 YEARS

Trustee who is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)              Chairman of the    o Indefinite term      Chief Executive Officer      106 Portfolios  None
120 East Liberty Drive,        Board and Trustee                         (December 2010 to Present),
  Suite 400                                                              President (until December
Wheaton, IL 60187                                 o Since inception      2010), First Trust Advisors
D.O.B.: 09/55                                                            L.P. and First Trust
                                                                         Portfolios L.P.; Chairman
                                                                         of the Board of Directors,
                                                                         BondWave LLC (Software
                                                                         Development
                                                                         Company/Investment Advisor)
                                                                         and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Independent Trustees
----------------------------

Richard E. Erickson            Trustee            o Indefinite term      Physician; President,        106 Portfolios  None
c/o First Trust Advisors L.P.                                            Wheaton Orthopedics;
120 East Liberty Drive,                                                  Co-owner and Co-Director
  Suite 400                                       o Since inception      (January 1996 to May 2007),
Wheaton, IL 60187                                                        Sports Med Center for
D.O.B.: 04/51                                                            Fitness; Limited Partner,
                                                                         Gundersen Real Estate
                                                                         Limited Partnership;
                                                                         Member, Sportsmed LLC

Thomas R. Kadlec               Trustee            o Indefinite term      President (March 2010 to     106 Portfolios  Director of
c/o First Trust Advisors L.P.                                            Present), Senior Vice                        ADM Investor
120 East Liberty Drive,                           o Since inception      President and Chief                          Services, Inc.
  Suite 400                                                              Financial Officer (May 2007                  and ADM
Wheaton, IL 60187                                                        to March 2010), Vice                         Investor
D.O.B.: 11/57                                                            President and Chief                          Services
                                                                         Financial Officer (1990 to                   International
                                                                         May 2007), ADM Investor
                                                                         Services, Inc. (Futures
                                                                         Commission Merchant)

Robert F. Keith                Trustee            o Indefinite term      President (2003 to           106 Portfolios  Director of
c/o First Trust Advisors L.P.                                            Present), Hibs Enterprises                   Trust Company
120 East Liberty Drive,                           o Since inception      (Financial and Management                    of Illinois
  Suite 400                                                              Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson                Trustee            o Indefinite term      President and Chief          106 Portfolios  Director of
c/o First Trust Advisors L.P.                                            Executive Officer (July                      Covenant
120 East Liberty Drive,                           o Since inception      2012 to Present), Dew                        Transport Inc.
  Suite 400                                                              Learning LLC (Educational
Wheaton, IL 60187                                                        Products and Services);
D.O.B.: 03/54                                                            President (June 2002 to
                                                                         June 2012), Covenant
                                                                         College


                                      -30-


                                                                                                                          OTHER
                                                                                                        NUMBER OF     TRUSTEESHIPS
                                                                                                       PORTFOLIOS          OR
                                                                                                         IN THE       DIRECTORSHIPS
                                                                                                       FIRST TRUST       HELD BY
                                                   TERM OF OFFICE AND                                 FUND COMPLEX   TRUSTEE DURING
       NAME, ADDRESS              POSITION AND     YEAR FIRST ELECTED      PRINCIPAL OCCUPATIONS       OVERSEEN BY      THE PAST
     AND DATE OF BIRTH         OFFICES WITH TRUST     OR APPOINTED          DURING PAST 5 YEARS          TRUSTEE         5 YEARS

Officers of the Trust
----------------------------

Mark R. Bradley                President and      o Indefinite term      Chief Financial Officer,     N/A             N/A
120 East Liberty Drive,        Chief Executive                           Chief Operating Officer
  Suite 400                    Officer                                   (December 2010 to Present),
Wheaton, IL 60187                                 o Since inception      First Trust Advisors L.P.
D.O.B.: 11/57                                                            and First Trust Portfolios
                                                                         L.P.; Chief Financial
                                                                         Officer, BondWave LLC
                                                                         (Software Development
                                                                         Company/Investment Advisor)
                                                                         and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

James M. Dykas                 Treasurer, Chief   o Indefinite term      Controller (January 2011 to  N/A             N/A
120 East Liberty Drive,        Financial Officer                         Present), Senior Vice
  Suite 400                    and Chief          o Since inception      President (April 2007 to
Wheaton, IL 60187              Accounting                                Present), First Trust
D.O.B.: 01/66                  Officer                                   Advisors L.P. and First
                                                                         Trust Portfolios L.P.

W. Scott Jardine               Secretary and      o Indefinite term      General Counsel, First       N/A             N/A
120 East Liberty Drive,        Chief Legal                               Trust Advisors L.P. and
  Suite 400                    Officer            o Since inception      First Trust Portfolios
Wheaton, IL 60187                                                        L.P.; Secretary and General
D.O.B.: 05/60                                                            Counsel, BondWave LLC
                                                                         (Software Development
                                                                         Company/Investment Advisor)
                                                                         and Secretary, Stonebridge
                                                                         Advisors LLC (Investment
                                                                         Advisor)

Daniel J. Lindquist            Vice President     o Indefinite term      Managing Director (July      N/A             N/A
120 East Liberty Drive,                                                  2012 to Present), Senior
  Suite 400                                       o Since inception      Vice President (September
Wheaton, IL 60187                                                        2005 July 2012), First
D.O.B.: 02/70                                                            Trust Advisors L.P. and
                                                                         First Trust Portfolios L.P.

Kristi A. Maher                Chief Compliance   o Indefinite term      Deputy General Counsel,      N/A             N/A
120 East Liberty Drive,        Officer and                               First Trust Advisors L.P.
  Suite 400                    Assistant          o Since inception      and First Trust Portfolios
Wheaton, IL 60187              Secretary                                 L.P.
D.O.B.: 12/66

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Trust and First Trust Variable Insurance Trust, LLC, open-end funds with five portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity

Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund, closed-end funds advised by First Trust; and the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange Traded Fund IV, First Trust Exchange Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 86 portfolios advised by First Trust (the "First Trust Funds" or the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreements between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the Funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      Commencing January 1, 2014, the three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held five meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East

Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held eleven meetings.

EXECUTIVE OFFICERS

      The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 106 portfolios) as they hold with the Trust.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee in light of the Funds' business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) and he currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division in to Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and Futures Contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008 and 2012 - 2013), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the actual compensation paid by the First Trust Fund Complex to the Independent Trustees for the fiscal year ended October 31, 2013 and the calendar year ended December 31, 2013, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

                       TOTAL COMPENSATION FROM       TOTAL COMPENSATION FROM
 NAME OF TRUSTEE             THE FUNDS(1)        THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson            $14,229                     $306,162
 Thomas R. Kadlec               $14,122                     $299,500
 Robert F. Keith                $14,298                     $310,300
 Niel B. Nielson                $14,195                     $304,334

--------------------
(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended October 31, 2013 for services to the Funds of the Trust.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2013 for services to the 12 portfolios of the Trust, First Defined Portfolio Fund, LLC and First Trust Variable Insurance Trust, open-end funds; 14 closed-end funds; and 79 series of the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2013:

                  DOLLAR RANGE OF EQUITY SECURITIES IN ANY FUND

                                                Aggregate Dollar Range of Equity
                                                  Securities in All Registered
                       Dollar Range of Equity   Investment Companies Overseen by
                      Securities in any Fund    Trustee in the First Trust Fund
                      (Number of Shares Held)               Complex

Interested Trustee
James A. Bowen                  None                   $10,001 - $50,000

Independent Trustees
Richard E. Erickson             None                     Over $100,000
Thomas R. Kadlec                None                     Over $100,000
Robert F. Keith                 None                     Over $100,000
Niel B. Nielson                 None                     Over $100,000

      As of December 31, 2013, the Independent Trustees of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2013 the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Appendix A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of December 31, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to beneficial ownership is based on the securities position listing reports as of January 31, 2014. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for the Funds. First Trust also oversees the Sub-Advisors in the investment and reinvestment of the assets of the First Trust Preferred Securities and Income Fund and First Trust/Confluence Small Cap Value Fund, and manages the investment and reinvestment of the assets of the First Trust Short Duration High Income Fund. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust and the Trust, the First Trust Preferred Securities and Income Fund has agreed to pay an annual management fee equal to 0.80% of its average daily net assets, the First Trust/Confluence Small Cap Value Fund has agreed to pay an annual management fee equal to 1.00% of its average daily net assets and the First Trust Short Duration High Income Fund has agreed to pay an annual management fee equal to 0.65% of its average daily net assets.

      Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Until a Fund's Expense Cap Termination Date set forth below, First Trust and the applicable Sub-Advisor (if any), have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of First Trust Preferred Securities and Income Fund, 1.35% of average daily net assets of any class of shares of the First Trust/Confluence Small Cap Value Fund, and 1.00% of average daily net assets of any class of shares of the First Trust Short Duration High Income Fund (the "Expense Cap") until February 28, 2016 (the "Expense Cap Termination Date"). Acquired fund fees and expenses, if any, are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses. From March 1, 2016 through February 28, 2025 the Expense Cap for each Fund will not exceed the limits set forth in the table below. Expenses borne and fees waived by First Trust and the Sub-Advisors are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and the Sub-Advisor.


                FUND                              EXPENSE CAP

Preferred Securities and Income Fund                 1.50%

Small Cap Value Fund                                 1.70%

Short Duration High Income Fund                      1.35%

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the applicable Fund.

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund and the fees waived and expenses reimbursed by First Trust for the specified periods.

                AMOUNT OF MANAGEMENT FEES (NET OF
                       FEE WAIVERS AND EXPENSE           AMOUNT OF FEES WAIVED AND EXPENSES
              REIMBURSEMENTS BY FIRST TRUST)                   REIMBURSED BY FIRST TRUST



                           JANUARY 11,    FISCAL YEAR    FISCAL YEAR   JANUARY 11,  FISCAL YEAR   FISCAL YEAR
                             2011 TO         ENDED          ENDED        2011 TO       ENDED         ENDED
                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
FUND                          2011           2012           2013           2011         2012         2013

First Trust Preferred
Securities and Income
Fund                           $0          $183,592      $1,702,281      $219,802     $320,165     $134,127


First Trust/Confluence
Small Cap Value Fund           $0             $0             $0          $169,849     $273,946     $236,557


First Trust Short
Duration High Income           N/A            N/A         $140,420         N/A          N/A        $116,236
Fund


      Leveraged Finance Team. The following persons are members of the First Trust Leveraged Finance Team (the "Leveraged Finance Team") and serve as the portfolio managers of the First Trust Short Duration High Income Fund. There are currently three members of the Leveraged Finance Team, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
William Housey, CFA            Senior Vice President,     Since June 2010         Senior Vice President, Senior
                               Senior Portfolio Manager                           Portfolio Manager (June 2010
                                                                                  to Present), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.; Executive
                                                                                  Director and Co-Portfolio
                                                                                  Manager, Van Kampen Funds,
                                                                                  Inc.

Scott D. Fries, CFA            Senior Vice President,     Since June 2010         Vice President, Portfolio
                               Portfolio Manager                                  Manager, First Trust Advisors
                                                                                  L.P. and First Trust
                                                                                  Portfolios L.P.; Co-Portfolio
                                                                                  Manager of Institutional
                                                                                  Separately Managed Account,
                                                                                  Van Kampen Funds, Inc.

Peter Fasone, CFA              Vice President, Portfolio  Since December 2011     Senior Vice President, Senior
                               Manager                                            Portfolio Manager (December
                                                                                  2010 to Present), Senior
                                                                                  Global Credit Analyst with BNP
                                                                                  Paribas Asset Management

      William Housey, CFA, Senior Vice President, Senior Portfolio Manager.
Mr. Housey joined First Trust Advisors in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 17 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

      Scott D. Fries, CFA, Senior Vice President, Portfolio Manager. Mr. Fries joined First Trust Advisors in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has 19 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc. where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a B.A. in International Business from Illinois Wesleyan University and an M.B.A. in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      Peter Fasone, CFA, Vice President, Portfolio Manager. Mr. Fasone joined First Trust Advisors in December 2011. He serves as a Portfolio Manager and has 28 years of industry experience, most recently as Senior Global Credit Analyst with BNP Paribas Asset Management. Since 1996, his focus has been primarily on investing in high yield and investment grade bonds for total return and structured credit portfolios. Prior to BNP, Mr. Fasone served as Portfolio Manager and Senior Analyst for Fortis Investments. From 2001 to 2008 he was Vice President and Senior Analyst at ABN AMRO Asset Management where he assumed a leadership role in designing and implementing a disciplined investment process for ABN's $1 billion global high yield fund. Mr. Fasone received a B.S. degree from Arizona State University and an M.B.A. degree from DePaul University's Kellstadt Graduate School of Business. He holds a Chartered Financial Analyst designation and a Certified Public Accountant designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      No member of the Leveraged Finance Team beneficially owns any shares of the Funds, other than Mr. Housey, who beneficially owns shares of the Short Duration High Income Fund in the $1-$10,000 range.

      Compensation. The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the Fund. Each portfolio manager's performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy's general benchmark.

      Other Accounts Managed. In addition to the First Trust Short Duration High Income Fund, as of December 31, 2013, the Leveraged Finance Team portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                                      REGISTERED            OTHER POOLED
                                      INVESTMENT            INVESTMENT
                                      COMPANIES             VEHICLES                OTHER ACCOUNTS
                                      NUMBER OF             NUMBER OF               NUMBER OF
LEVERAGED FINANCE                     ACCOUNTS              ACCOUNTS                ACCOUNTS
TEAM MEMBER                           ($ ASSETS)            ($ ASSETS)              ($ ASSETS)

William Housey                        4 ($946,829,307)       1 ($36,881,784)         N/A

Scott D. Fries                        4 ($946,829,307)       1 ($36,881,784)         N/A

Peter Fasone                          1 ($92,573,585)              N/A               N/A
--------------------

      None of the accounts managed by the Leveraged Finance Team pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Leveraged Finance Team's management of the First Trust Short

Duration High Income Fund's investments and the investments of the other accounts managed by the Leveraged Finance Team. However, because the investment strategy of the First Trust Short Duration High Income Fund and the investment strategies of many of the other accounts managed by the Leveraged Finance Team are based on fairly mechanical investment processes, the Leveraged Finance Team may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the First Trust Short Duration High Income Fund and other accounts managed by the Leveraged Finance Team generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the First Trust Short Duration High Income Fund and other accounts managed by the Leveraged Finance Team.

                                  SUB-ADVISORS

STONEBRIDGE ADVISORS LLC

      Stonebridge Advisors LLC acts as the First Trust Preferred Securities and Income Fund's sub-investment advisor pursuant to a sub-investment advisory agreement with the Advisor and the Trust on behalf of the Fund. Stonebridge is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. Stonebridge is owned 51% by an affiliate of the Advisor and 48% by Stonebridge Asset Management LLP. Stonebridge is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and had approximately $3.46 billion of assets which it managed or supervised as of December 31, 2013. Stonebridge is a research-driven firm whose personnel have longstanding experience in investing in preferred securities. Set forth below is information regarding the key executives of Stonebridge who will select and monitor the portfolio or provide managerial or executive support to the Fund.

      Portfolio Managers

      Scott T. Fleming, Robert Wolf and Danielle Salters have primary responsibility for the day-to-day management and implementation of investment strategies of the Fund.

      o Scott T. Fleming serves as President and CIO of Stonebridge. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

      o Robert Wolf serves as Vice President, Portfolio Manager and Senior Credit Analyst of Stonebridge. Mr. Wolf brings 14 years of fixed-income experience to Stonebridge. His primary focus is in analyzing both investment-grade and non investment-grade securities, where he has developed a rigorous approach to credit and industry analysis. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

      o Danielle Salters serves as Associate Portfolio Manager and Credit Analyst for Stonebridge. Ms. Salters has six years of investment management experience of which five years have been focused on fixed income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc. where she worked in Taxable Fixed Income Sales and, later, served as the Fixed Income Specialist to a Portfolio Manager. Ms. Salters received a B.A. in economics from Duke University in 2007 and holds a Chartered Financial Analyst designation.

      As of January 31, 2014, the Stonebridge portfolio managers did not own any shares of the Funds.

      Compensation. The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the Fund. Each portfolio manager's performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy's general benchmark.

      Other Accounts Managed. In addition to the First Trust Preferred Securities and Income Fund, as of December 31, 2013, the Stonebridge portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:


                                                                                NUMBER OF          ASSETS OF
                                                                $ ASSETS        ACCOUNTS WITH      ACCOUNTS
PORTFOLIO            TYPE OF ACCOUNT               NUMBER OF    (IN             PERFORMANCE        WITH PERFORMANCE
MANAGER              MANAGED                       ACCOUNTS     MILLIONS)       BASED FEES         BASED FEES
Scott T. Fleming
                     Retail SMA                      157          160.67          N/A               N/A
                     Registered Investment
                     Companies                         1         2035.08          N/A               N/A
                     Other Pooled Investment
                     Vehicles                        N/A            N/A           N/A               N/A
                     Other Accounts                  N/A            N/A           N/A               N/A
Robert Wolf
                     Retail SMA                     1017          502.97          N/A               N/A
                     Registered Investment
                     Companies                         1           53.93          N/A               N/A
                     Other Pooled Investment
                     Vehicles                       1425          211.15          N/A               N/A
                     Other Accounts                  N/A            N/A           N/A               N/A
Danielle Salters
                     Retail SMA                      511          227.68          N/A               N/A
                     Registered Investment
                     Companies                         1          179.26          N/A               N/A
                     Other Pooled Investment
                     Vehicles                        N/A            N/A           N/A               N/A
                     Other Accounts                  N/A            N/A           N/A               N/A


CONFLUENCE INVESTMENT MANAGEMENT LLC

      Confluence acts as the First Trust/Confluence Small Cap Value Fund's sub-investment advisor pursuant to a sub-investment advisory agreement with First Trust and the Trust on behalf of the Fund. Confluence is an SEC registered investment advisor with principal offices located at 349 Marshall Avenue, St. Louis, Missouri.

      Investment professionals with Confluence have more than 200 years combined financial experience and 80 years of portfolio management experience. The value-oriented investment team formerly with A.G. Edwards has a track record dating back to 1994 and has more than $2.3 billion in assets under management and supervision as of December 31, 2013.

      The core investment team is led by Mark Keller who has managed more than $8 billion of assets across various equity and asset allocation strategies while at A.G. Edwards. Confluence's investment philosophy is driven by focused research and portfolio management to achieve long-term, risk-adjusted returns. Confluence employs a long-term, value-oriented, bottom-up approach to investing. Their proprietary investment research focuses on determining the intrinsic value of an investment opportunity. Through their research process, Confluence determines the intrinsic value of an investment opportunity and look to invest at a significant discount to intrinsic value, providing investments with a margin of safety.

      Portfolio Managers

      Mark Keller, Daniel Winter, David Miyazaki and Chris Stein have primary responsibility for the day-to-day management and implementation of investment strategies of the Fund.

o Mark Keller, serves as Chief Executive Officer and Chief Investment Officer of Confluence. Mr. Keller has more than 30 years of investment experience, with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization.

      Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served over 20 years, the last 10 years of which as Chairman of the Committee. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons and of Gallatin Asset Management, and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

o Daniel Winter, serves as Senior Vice President and Portfolio Manager of Confluence. Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE: FGB) closed-end fund whose primary focus was on Business Development Companies.

      Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

 o David Miyazaki, serves as Senior Vice President and Portfolio Manager of Confluence. Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for separately managed accounts invested in individual stocks with a value discipline. He also co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE: FGB) closed-end fund, as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas, where he managed a short-term interest rate arbitrage portfolio. Previously, he was an Analyst at Prudential Capital Group in Dallas, Texas, a group that managed the world's largest portfolio of private placement debt. Prior to that, Mr. Miyazaki worked as a Mortgage Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

 o Chris Stein serves as Vice President and Portfolio Manager of Confluence. Mr. Stein joined Confluence in August 2008. Previously, Mr. Stein served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Stein was part of the portfolio management team responsible for Gallatin's Large Cap Value, Small Cap Value, Equity Income, Value Opportunities and All Cap Global separately managed accounts. His analytical coverage was primarily focused on companies within the consumer discretionary sector. Additionally, Mr. Stein assisted the A.G. Edwards Trust Company in constructing and managing individual stock portfolios. Prior to joining the Asset Management division in 2001, Mr. Stein was an associate analyst covering the media and entertainment sector for A.G. Edwards' securities research. Prior to joining A.G. Edwards in 1998, he was a financial consultant with Renaissance Financial. Mr. Stein earned a Bachelor of Science in Accounting and a Bachelor of Science in Finance from the University of Dayton. Mr. Stein also received a Master of Business Administration from St. Louis University.

      The following table indicates as of December 31, 2013, the value within the indicated range, of shares beneficially owned by the portfolio managers in the First Trust/Confluence Small Cap Value Fund. For purposes of this table, the following letters indicate the range listed next to each letter:

         A - $0
         B - $1 - $10,000
         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF EQUITY SECURITIES
                                           BENEFICIALLY OWNED IN FUND MANAGED

Mark Keller                                               C

Daniel Winter                                             C

David Miyazaki                                            B

Chris Stein                                               C

      Compensation. The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the applicable Fund. Each portfolio manager's performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy's general benchmark.

      Other Accounts Managed. In addition to the First Trust/Confluence Small Cap Value Fund, as of December 31, 2013, the Confluence portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                                                              NUMBER OF       ASSETS OF
                                                                               $ ASSETS       ACCOUNTS WITH   ACCOUNTS WITH
                                                                  NUMBER OF    (IN            PERFORMANCE     PERFORMANCE
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED                        ACCOUNTS     MILLIONS)      BASED FEES      BASED FEES

Mark Keller
                   Registered Investment Companies                     2          145.4            0               0
                   Other Pooled Investment Vehicles                    0            0              0               0
                   Other Accounts                                    5715        1805.4            0               0
Daniel Winter
                   Registered Investment Companies                     2          145.4            0               0
                   Other Pooled Investment Vehicles                    0            0              0               0
                   Other Accounts                                    4656        1526.9            0               0
David Miyazaki
                   Registered Investment Companies                     2          154.4            0               0
                   Other Pooled Investment Vehicles                    0            0              0               0
                   Other Accounts                                    5715        1805.4            0               0
Chris Stein
                   Registered Investment Companies                     0            0              0               0
                   Other Pooled Investment Vehicles                    0            0              0               0
                   Other Accounts                                    4656        1526.9            0               0

CONFLICTS

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisors seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisors have adopted procedures for allocating portfolio transactions across multiple accounts.

      With respect to securities transactions for the Funds, the Sub-Advisors determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

      The Sub-Advisors, the Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Advisory Agreements. The Sub-Advisors, subject to the Board of Trustees' and Advisor's supervision, provide the applicable Funds with discretionary investment services. Specifically, the Sub-Advisors are responsible for managing the investments of the respective Fund in accordance with the Fund's investment objectives, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to a Sub-Advisor in writing. The Sub-Advisors further agree to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreements in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of their duties, the Sub-Advisors will in all material respects satisfy any applicable fiduciary duties they may have to a Fund, will monitor the Fund's investments, and will comply with the provisions of the Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisors are responsible for effecting all security transactions for the Funds' assets. The Sub-Advisory Agreements provides that the Sub-Advisors shall not be liable for any loss suffered by the Funds or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of a Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      The Sub-Advisory Agreement for a Fund may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement for each applicable Fund has been approved by the Board of Trustees, including a majority of the Independent Trustees, and the initial shareholder of the Fund.

                             BROKERAGE ALLOCATIONS

      Each Sub-Advisor (and First Trust for the First Trust Short Duration High Income Fund) is responsible for decisions to buy and sell securities for the applicable Fund and for the placement of such Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of each Sub-Advisor and First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and/or First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, each Sub-Advisor and/or First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars" or "commission sharing agreements." Currently, neither First Trust nor any Sub-Advisor uses soft dollars or commission sharing agreements, but may do so in the future.

      As an investment advisor, each Sub-Advisor has an obligation to seek best execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of the Sub-Advisor's investment decisions for the benefit of its clients. Subject to the Sub-Advisors' duty to seek best execution, each Sub-Advisor's selection of brokers may be affected by its receipt of research services.

      The Sub-Advisors may use client commissions (i) to acquire third party research, including the eligible portion of certain "mixed use" research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers' traders and analysts, access to conferences and company management, and the provision of market information.

      When a Sub-Advisor receives research products and services in return for client brokerage, it relieves the Sub-Advisor of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to the Sub-Advisor to select a particular broker-dealer or electronic communication network that will provide it with research products or services.

      However, the Sub-Advisors choose those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction. Each Sub-Advisor uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Funds, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case the Sub-advisor pays for such products and services from its own funds).

      Notwithstanding the foregoing, in selecting brokers, the Sub-Advisors or First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if a Sub-Advisor or First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor, First Trust or the Trust. In addition, the Sub-Advisors and/or First Trust must determine that the research information received in this manner provides the applicable Fund with benefits by supplementing the research otherwise available to such Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by a Fund unless the Advisor or Sub-Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.

      The Sub-Advisors and First Trust place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which a Fund effects its securities transactions may be used by the Sub-Advisor or First Trust in servicing all of its accounts; not all of such services may be used by the Sub-Advisor or First Trust in connection with the Fund. The Sub-Advisors and First Trust believe it is not possible to measure separately the benefits from research services to each of the accounts (including the applicable Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, each Sub-Advisor and First Trust believe such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisors and First Trusts seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the applicable Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by a Sub-Advisor and First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods.

                                                   AGGREGATE AMOUNT OF
                                                   BROKERAGE COMMISSIONS

                                        JANUARY 11, 2011 TO      FISCAL YEAR ENDED        FISCAL YEAR ENDED
             FUND                       OCTOBER 31, 2011         OCTOBER 31, 2012         OCTOBER 31, 2013


First Trust Preferred                    $12,962                  $57,077                  $57,075
Securities and Income Fund


First Trust/Confluence Small                $201                     $376                   $1,012
Cap Value Fund


First Trust Short Duration High              N/A                      N/A                      N/A
Income Fund

          CUSTODIANS, ADMINISTRATORS, FUND ACCOUNTANTS AND TRANSFER AGENTS

      Custodian, Administrator and Fund Accountant. Brown Brothers Harriman and Co. ("BBH"), as custodian for First Trust Preferred Securities and Income Fund and First Trust/Confluence Small Cap Value Fund pursuant to a Custodian Agreement, holds the Funds' assets. The Bank of New York Mellon Corporation ("BNYM"), as custodian for First Trust Short Duration High Income Fund pursuant to a Custodian Agreement, holds the Fund's assets. Also, pursuant to an Administrative Agency Agreement, BNY Mellon Investment Servicing(US) Inc. ("BNY"), as Administrator and Fund Accountant for First Trust Short Duration High Income Fund and BBH, as Administrator and Fund Accountant for First Trust Preferred Securities and Income Fund and First Trust/Confluence Small Cap Value Fund, provide certain administrative and accounting services to the applicable Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions and certain other books and records; acting as liaison with the Funds' independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Funds; and providing other continuous accounting and administrative services.

      Pursuant to the Administrative Agency Agreements, the Trust on behalf of each Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreements between BBH, BNY and the Trust, each Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH and BNY in the performance of their duties.



                                                        AGGREGATE AMOUNT PAID TO ADMINISTRATOR

                                        JANUARY 11, 2011 TO     FISCAL YEAR ENDED            FISCAL YEAR ENDED
           FUND                         OCTOBER 31, 2011        OCTOBER 31, 2012             OCTOBER 31, 2013

First Trust Preferred                   $16,903                  $51,638                     $103,866
Securities and Income Fund

First Trust/Confluence Small            $16,822                  $52,387                     $22,472
Cap Value Fund

First Trust Short Duration High           N/A                      N/A                       $48,872
Income Fund

      Transfer Agent. BNY serves as the Funds' transfer agent pursuant to a Mutual Fund Services Agreement for Transfer Agency Services. Its principal address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

      Shares of the Funds may be purchased through certain financial companies who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company on behalf of its customers pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement, the Funds may pay a fee to such financial service companies for record keeping and sub-accounting services provided to their customers.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor ("FTP" or the "Distributor") and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      FTP serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed FTP to be its agent for the distribution of the Funds' shares on a continuous offering basis. FTP sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust for the Funds. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. FTP receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; FTP may act as such a Dealer. First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." FTP receives any contingent deferred sales charges ("CDSCs") imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.

      The following table sets forth the amount of underwriting commissions paid by the Funds to the Distributor and the amount of compensation on redemptions and repurchases received by the Distributor for the specified periods.

                                    UNDERWRITING COMMISSIONS RETAINED BY          COMPENSATION ON REDEMPTIONS AND
                                                DISTRIBUTOR                                 REPURCHASES

                                   JANUARY       FISCAL        FISCAL            JANUARY      FISCAL        FISCAL
                                   11, 2011      YEAR          YEAR              11, 2011     YEAR          YEAR
                                   TO            ENDED         ENDED             TO           ENDED         ENDED
                                   OCTOBER       OCTOBER       OCTOBER           OCTOBER      OCTOBER       OCTOBER
             FUND                  31, 2011      31, 2012      31, 2013          31, 2013     31, 2012      31, 2011
First Trust Preferred              $17,964       $112,390      $66,618            $57          $4,693       $23,193
Securities and Income Fund


                                      -54-



First Trust/Confluence Small        $262          $2,352       $1,650              $0            $5            $0
Cap Value Fund

Fist Trust Short Duration High       N/A           N/A         $13,120            N/A            N/A         $2,537
Income Fund


      The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor's available resources to make these payments may include profits from advisory fees received from the Funds. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Board has delegated to First Trust the proxy voting responsibilities for the First Trust Short Duration High Income Fund and has directed First Trust to vote proxies consistent with the Fund's best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Appendix B.

      The Board of Trustees has delegated to Confluence the proxy voting responsibilities for the First Trust/Confluence Small Cap Value Fund and has directed Confluence to vote proxies consistent with the Fund's best interests. Confluence's Proxy Voting Policies and Procedures are set forth in Appendix C.

      The Board of Trustees has delegated to Stonebridge the proxy voting responsibilities for the First Trust Preferred Securities and Income Fund and has directed Stonebridge to vote proxies consistent with the Fund's best interests. Stonebridge's Proxy Voting Policies and Procedures are set forth in Appendix D.

       Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q will be available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of portfolio holdings (the "Disclosure Policy"). The purpose of the Disclosure Policy is to outline the Funds' policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.

      A listing of the portfolio holdings of the Funds generally shall not be provided to any person, including any investor of the Funds, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Funds' website. Any person, including any investor of the Funds that requests a listing of the Funds' portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).

      Neither the Funds, the Advisor, the Sub-Advisors nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about the Funds' portfolio securities.

      The Funds may on occasion release certain nonpublic portfolio information to selected parties if (i) the Trust's Chief Compliance Officer determines such disclosure is consistent with a legitimate business purpose of a Fund; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the nonpublic information. In this connection, selective disclosure of portfolio holdings will be made on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Funds' knowledge, include proxy voting services (including ISS), fund accountants, custodians and transfer agents, as well as their financial printers and mailing service (including BBH and BNYM (the custodians), BNY (the transfer agent), GComm, Fitzgerald Marketing Communications and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems), tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor's and Thomson Financial), accounting and auditing services (including Deloitte & Touche LLP) and legal counsel to the Funds, the Independent Trustees or investment advisor (including Vedder Price P.C. and Chapman and Cutler LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement or duty prohibiting their use of any portfolio holdings information in an improper manner.

      The Disclosure Policy will be monitored by the Trust's Chief Compliance Officer. Any violations of the Disclosure Policy will be reported by the Trust's Chief Compliance Officer to the Trust's Board of Trustees at the next regularly scheduled board meeting.

      These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of the Funds, including the procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' Advisor; Sub-Advisors; the Distributor; or any affiliated person of the Funds, their Advisor, or their principal underwriter, on the other.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisors and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

                     PURCHASE AND REDEMPTION OF FUND SHARES

      As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

      Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among each Fund's classes of shares. There are no conversion, preemptive or other subscription rights.

      Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

      The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Funds through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

      The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES

      Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

      Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares also are subject to an annual service fee of 0.25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase on October 31, 2013 of Class A shares of each Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.


      First Trust Preferred Securities and Income Fund


Net Asset Value per Share..............   $    20.27


Per Share Sales Charge--4.50% of public
  offering price.......................         0.96
-------------------------------------------------------

Per Share Offering Price to the Public.   $    21.23

      First Trust/Confluence Small Cap Value Fund


Net Asset Value per Share..........       $     26.77

Per Share Sales Charge--5.50% of public
  offering price...................              1.56
---------------------------------------------------------

Per Share Offering Price to the Public    $     28.33


      First Trust Short Duration High Income Fund


Net Asset Value per Share..........       $     20.68


Per Share Sales Charge--3.50% of public
  offering price...................              0.75
---------------------------------------------------------
Per Share Offering Price to the Public    $     21.43


      The Fund receives the entire net asset value of all Class A shares that are sold.

ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

      Class A shares of the Funds may be purchased at net asset value without a sales charge by the following categories of investors:

         o investors purchasing $1,000,000 or more (FTP may pay financial intermediaries on Class A sales of $1 million and above up to 1.00% of the purchase amounts);

         o officers, trustees and former trustees of the First Trust non-ETF open-end funds ;

         o bona fide, full-time and retired employees of First Trust and FTP, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

         o any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

         o bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

         o investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

         o clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

      Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify FTP or the Funds' transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

      Class A shares of the Funds may be issued at net asset value without a sales charge in connection with the acquisition by the Funds of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

      The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call First Trust toll-free at (800) 621-1675.


CLASS C SHARES

      You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate FTP for paying your financial advisor an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. FTP compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year's distribution fee of 0.75% plus an advance on the first year's annual service fee of 0.25%. See "Distribution and Service Plan." Purchase orders for shares on behalf of a single purchaser which equal or exceed $500,000 should be placed only for Class A shares, unless the purchase of another class of shares is determined to be suitable for the purchaser by the financial intermediary. It is the responsibility of the financial intermediary to review and approve as suitable purchases of Class C shares which equal or exceed this limit.

REDUCTION OR ELIMINATION OF CLASS A AND CLASS C CONTINGENT DEFERRED SALES CHARGE

      Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

      In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.

      The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder;
(iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Funds' right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the applicable Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and
(b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year's fees advanced by FTP. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

      In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's First Trust IRA accounts).

CLASS F SHARES OF THE FIRST TRUST PREFERRED SECURITIES AND INCOME FUND

      You may purchase Class F shares of the First Trust Preferred Securities and Income Fund at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class F shares are subject to an annual service fee of 0.15% to compensate FTP for providing ongoing services. See "Distribution and Service Plan." Class F shares are generally available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with FTP and to certain investors that are clients of certain registered investment advisors that have an agreement with FTP, if it so deems appropriate.

CLASS I SHARES

      Class I shares are available for purchases of $1 million or more directly from each Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

         o officers, trustees and former trustees of any First Trust non-ETF open-end fund and their immediate family members and officers, directors and former directors of any parent company of First Trust or FTP, affiliates and subsidiaries thereof and their immediate family members ("immediate family members" are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-laws, siblings, a sibling's spouse and a spouse's siblings);

         o Certain employees, officers, directors and affiliates of the Sub-Advisors;

         o bona fide, full-time and retired employees of First Trust or FTP, and subsidiaries thereof, or their immediate family members;

         o any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

               (Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the applicable Fund.)

         o bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

         o investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with FTP;

         o fee paying clients of a registered investment advisor ("RIA") who invest in First Trust non-ETF open-end funds through a fund "supermarket" or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with FTP; and

         o employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

      If you are eligible to purchase either Class A, Class F or Class I shares without a sales charge at net asset value, you should be aware of the differences between these three classes of shares. Class A and Class F shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing among Class A shares, Class F shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A and Class F shares.

CLASS R3 SHARES

      The Funds currently offers Class R3 shares. Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the applicable Fund's average daily net assets, comprised of a 0.25% service (12b-1) fee and a 0.25% distribution fee. The annual 0.25% service fee compensates your financial advisor and/or associated financial intermediaries for providing ongoing service to you. The annual 0.25% distribution fee compensates FTP for paying your financial advisor and/or associated financial intermediaries an ongoing sales commission.

      Class R3 shares are only available for purchase by certain retirement plans that have an agreement with FTP to utilize R3 shares in certain investment products or programs (collectively, "Retirement Plans"). Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored and individual 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available to retirement plans where Class R3 shares are held on the books of the applicable Fund through omnibus accounts (either at the retirement plan level or at the level of the retirement plan's financial intermediary).

Class R3 shares are also available to traditional and Roth IRAs, Coverdell Education Saving Accounts, SEPs, SAR-SEPs and simple IRAs.

      The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan's specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

      Eligible retirement plans may open an account and purchase Class R3 shares directly from a Fund or by contacting any financial intermediary authorized to sell Class R3 shares of the Fund. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

      Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Fund or FTP. FTP may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of a Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This SAI should be read in conjunction with the retirement plan's and/or the financial intermediary's materials regarding their fees and services.

SHAREHOLDER PROGRAMS

      Exchange Privilege. You may exchange shares of a class of a Fund for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling First Trust toll free (888) 373-5776. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund if, after you purchased your shares, you became eligible to purchase a different class of shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of shares of the same Fund at any time. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

      If you exchange shares between different First Trust non-ETF open-end funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

      The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the First Trust non-ETF open-end fund being purchased. For federal income tax purposes, an exchange between different First Trust non-ETF open-end funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the First Trust non-ETF open-end fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued by the Fund at any time.

      The exchange privilege is not intended to permit the Funds to be used as vehicles for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.

      Reinstatement Privilege. If you redeemed Class A or Class C shares of a Fund or any other First Trust non-ETF open-end fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Funds at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

      Suspension of Right of Redemption. The Funds may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

      Redemption In-Kind. The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind.

FREQUENT TRADING POLICY

      The Funds' Frequent Trading Policy is as follows:

      The Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. The Trust has adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

       1. Definition of Round Trip. A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

      2. Round Trip Trade Limitations. The Trust limits the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 90-day period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period where the purchase and redemption are of substantially similar dollar amounts.

       3. Enforcement. Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Trust. The Trust may also bar an investor (and/or an investor's financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor's existing account(s) to redemptions only. The Trust reserves the right, in its sole discretion, to (a) interpret the terms and application of this Policy, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if it determines that doing so does not harm the interests of Fund Shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

      The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Trust may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

      The ability of the Trust to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Trust's Frequent Trading Policy. In addition, the Trust may rely on a financial intermediary's policy to restrict market timing and excessive trading if the Trust believes that the policy is reasonably designed to prevent market timing that is detrimental to a Fund. Such policy may be more or less restrictive than the Trust's Policy.
The Trust cannot ensure that these financial intermediaries will in all cases apply the Trust's policy or their own policies, as the case may be, to accounts under their control.

     The CCO is authorized to set and modify the above-described parameters at any time as required to prevent adverse impact of frequent trading activity on Fund shareholders.

      Exclusions from the Frequent Trading Policy

      As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Trust confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Fund shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of Fund shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law or Fund Policy; (viii) redemptions in connection with a payment of account or plan fees;
(ix) redemptions or exchanges by any "fund of funds" advised by First Trust; and

(x) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.

      In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer's plan or IRA or changes in a plan's recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy:
(i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

GENERAL MATTERS

      The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

      To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

      The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

      In addition, you may exchange Class I shares of the Fund for Class A shares of a Fund without a sales charge if the current net asset value of those Class I shares is at least $5,000 or you already own Class A shares of such Fund.

      Shares will be registered in the name of the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

      For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "Investment in Fund Shares" and "Account Services" in the Funds' Prospectus.

      The Funds do not issue share certificates.

                         DISTRIBUTION AND SERVICE PLAN

      The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class C and Class R3 shares are subject to an annual distribution fee, and that Class A, Class C, Class F (where applicable) and Class R3 shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.

      The distribution fee applicable to Class C and Class R3 shares under the Funds' Plan will be payable to compensate FTP for services and expenses incurred in connection with the distribution of Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including FTP, who are brokers of record with respect to the Class C and Class R3 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than current shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class R3 shares, certain other expenses associated with the distribution of Class C and Class R3 shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

      The following table sets forth the amount of 12b-1 fees paid by the Funds pursuant to the Plan and the amount of such fees retained by the Distributor for the specified periods.

                        TOTAL AMOUNT OF 12B-1 FEES PAID TO THE      TOTAL AMOUNT OF 12B-1 FEES RETAINED BY
                                      DISTRIBUTOR                              THE DISTRIBUTOR


                                     FISCAL YEAR   FISCAL            JANUARY       FISCAL         FISCAL
                        JANUARY 11,  YEAR          YEAR              11, 2011      YEAR           YEAR
                        2011         ENDED         ENDED             TO            ENDED          ENDED
                        TO OCTOBER   OCTOBER       OCTOBER           OCTOBER       OCTOBER        OCTOBER
                        31, 2011     31, 2012      31, 2013          31, 2011      31, 2012       31, 2013

             FUND

First Trust Preferred
Securities and Income Fund


          Class A      $ 4,427       $ 90,487      $263,690           $ 1,231       $  4,798     $ 43,001


          Class C      $10,437       $143,433      $536,305           $10,437       $103,902     $493,458


          Class F      $     1       $  1,808      $  8,544           $     0       $    284     $  2,623


          Class R3     $     5       $  1,337      $  2,869           $     5       $  1,337     $  2,636


First Trust/Confluence Small
Cap Value Fund


         Class A       $   221       $  1,295      $  2,251           $    39       $     81     $    791


         Class C       $    36       $  3,455      $ 14,655           $    36       $  3,455     $ 10,307


         Class R3      $     5       $      5      $      7           $     5       $      5     $      6


First Trust Short Duration High
Income Fund


         Class A           N/A            N/A      $ 36,751               N/A            N/A     $  8,912


         Class C           N/A            N/A      $ 58,461               N/A            N/A     $ 47,404


         Class I           N/A            N/A         N/A                 N/A            N/A          N/A

      The service fee applicable to Class A, Class C, Class F and Class R3 shares under the Funds' Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

      Each Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. Each Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class C shares as a service fee and up to 0.75 of 1% per year of the average daily net assets of Class C shares under the Plan as applicable to Class C shares as a distribution fee. The First Trust Preferred Securities and Income Fund may pay up to 0.15 of 1% per year of the average daily net assets of Class F shares as a service fee under the Plan as applicable to Class F shares. Each Fund may pay up to and 0.25 of 1% per year of the average daily net assets of Class R3 shares as a service fee and up to 0.25 of 1% per year of the average daily net assets of Class R3 shares under the Plan as applicable to Class R3 shares as a distribution fee. The distribution fees applicable to Class C shares and Class R3 shares constitute asset-based sales charges whose purpose is the same as an up-front sales charge.

      Under the Funds' Plan, each Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Trust will be committed to the discretion of the Independent Trustees then in office.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.



BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is a resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after June 30, 2014, will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

       In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      Each Fund's net asset value is determined for each class by dividing the total value of the securities and other assets attributable to such class, less liabilities attributable to such class, by the total number of shares outstanding of each class. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. Differences in net asset value of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

             (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the exchange on which they are principally traded, or the official closing price for NASDAQ(R) and AIM securities. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

             (2) Securities traded in the OTC market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid prices.

             (3) Exchange-traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded.

             (4) Forward foreign currency exchange contracts, which are traded in the United States on regulated exchanges, are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the 30, 60, 90 and 180-day forward rates provided by an independent pricing source or by certain independent dealers in such contracts.

             (5) Senior loan securities are generally valued by a pricing service.

      In addition, the following types of securities will be valued by the Fund accounting agent as follows:

             (1) Fixed-income securities are valued by the Fund accounting agent using a pricing service.

             (2) Fixed-income securities with remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premium and discretion of discounts.

             (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

      The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair value of the security on the valuation date, based on a consideration of all available information.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

      A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                          DIVIDENDS AND DISTRIBUTIONS

      Dividend Reinvestment Service. The Funds automatically reinvest your dividends, including capital gain dividends, in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account or invested in shares of another First Trust Mutual Fund. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto for the Funds, contained in the Annual Reports to Shareholders dated October 31, 2013, are incorporated by reference into this SAI and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in each Annual Report and is also incorporated by reference herein. No other parts of the Annual Reports are incorporated by reference herein. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                                                  APPENDIX A
                               First Trust Preferred Securities and Income Fund
                               ------------------------------------------------

                  NAME OF BENEFICIAL OWNER                                   SHARES OWNED     % OF OUTSTANDING
                                                                                              SHARES OWNED

          CLASS A

                  LPL FINANCIAL CORPORATION                                      287,887           7.75%
                  P.O. Box 509046, San Diego, CA 92150

                  UBS FINANCIAL SERVICES INC.                                  1,992,542          53.66%
                  100 Harbor Blvd., 5th Floor, Weehawken, NJ 07086

          CLASS C

                  MORGAN STANLEY SMITH BARNEY                                    668,607          26.98%
                  2000 Westchester Avenue, Purchase, NY 10577


                  UBS FINANCIAL SERVICES INC.                                    779,315          31.45%
                  100 Harbor Blvd., 5th Floor, Weehawken, NJ 07086

          CLASS F

                  NATIONAL FINANCIAL SERVICES LLC                                 68,597          40.33%
                  499 Washington Blvd., Jersey City, NJ 07310

                  RAYMOND JAMES & ASSOCIATES INC*                                  8,853           5.21%
                  880 Carillion Parkway, St. Petersburg, FL 33716

          CLASS I

                  FIRST CLEARING LLC                                             193,052           8.18%
                  501 N. Broadway Street, St. Louis, MO 68102

                  MORGAN STANLEY SMITH BARNEY                                  1,234,731          52.33%
                  2000 Westchester Avenue, Purchase, NY 10577

                  NATIONAL FINANCIAL SERVICES LLC                                 523,275         22.18%
                  499 Washington Blvd., Jersey City, NJ 07310

          CLASS R

                  FIRST TRUST PORTFOLIOS L.P.                                     12,725          53.91%
                  120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

                  JJB HILLIARD WL LYONS LLC *                                      2,808          11.90%
                  500 W. Jefferson Street, Suite 700, Louisville, KY 40202

                  JJB HILLIARD WL LYONS LLC *                                      1,872           7.93%
                  500 W. Jefferson Street, Suite 700, Louisville, KY 40202

                  JJB HILLIARD WL LYONS LLC *                                      2,808          11.90%
                  500 W. Jefferson Street, Suite 700, Louisville, KY 40202

                  JJB HILLIARD WL LYONS LLC *                                      1,451           6.15%
                  500 W. Jefferson Street, Suite 700, Louisville, KY 40202


                                  First Trust/Confluence Small Cap Value Fund
                                  -------------------------------------------

                  NAME OF BENEFICIAL OWNER                                   SHARES OWNED     % OF OUTSTANDING
                                                                                              SHARES OWNED

          CLASS A

                  RBC  CAPITAL MARKETS LLC                                         4,999           9.60%
                  RBC Plaza, P21, 60 South Sixth Street, Minneapolis, MN
                  55402

          CLASS C

                   NONE TO REPORT

          CLASS I

                  STIFEL NICOLAUS & COMPANY INC *                                    539           5.05%
                  501 N. Broadway Street, St. Louis, MO 68102

                  STIFEL NICOLAUS & COMPANY INC *                                    757           7.09%
                  501 N. Broadway Street, St. Louis, MO 68102


                                      A-1



                  FIRST TRUST PORTFOLIOS L.P.                                      1,269          11.88%
                  120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

                  NATIONAL FINANCIAL SERVICES LLC                                  7,297          68.34%
                  499 Washington Blvd., Jersey City, NJ 07310

          CLASS R

                  FIRST TRUST PORTFOLIOS L.P.                                         50            100%
                  120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187


                                  First Trust Short Duration High Income Fund
                                  -------------------------------------------

                 NAME OF BENEFICIAL OWNER                                    SHARES OWNED     % OF OUTSTANDING
                                                                                              SHARES OWNED

          CLASS A

                  LPL FINANCIAL CORPORATION                                      292,218          11.18%
                  P.O. Box 509046, San Diego, CA 92150

                  MORGAN STANLEY SMITH BARNEY                                    172,491           6.60%
                  2000 Westchester Avenue, Purchase, NY 10577

                  UBS FINANCIAL SERVICES INC.                                  1,440,414          55.11%
                  100 Harbor Blvd., 5th Floor, Weehawken, NJ 07086

          CLASS C

                  MORGAN STANLEY SMITH BARNEY                                    253,114          31.09%
                  2000 Westchester Avenue, Purchase, NY 10577

                  UBS FINANCIAL SERVICES INC.                                    108,160          13.29%
                  100 Harbor Blvd., 5th Floor, Weehawken, NJ 07086

          CLASS I

                  MORGAN STANLEY SMITH BARNEY                                  1,360,251          53.60%
                  2000 Westchester Avenue, Purchase, NY 10577

                  NATIONAL FINANCIAL SERVICES LLC                                738,710          29.11%
                  499 Washington Blvd., Jersey City, NJ 07310

                  RELIANCE TRUST COMPANY                                         170,396           6.71%
                  1100 Abernathy Road, Suite 400, Atlanta GA 30328


* Record holder that does not beneficially hold the shares

                      APPENDIX B - PROXY VOTING GUIDELINES



                                      ISS
                                 -------------
                                 An MSCI Brand


--------------------------------------------------------------------------------
                 Transparency. Inclusiveness. Global Expertise.



                   2014 U.S. Proxy Voting Concise Guidelines




                               December 19, 2013








                    Institutional Shareholder Services Inc.



                           Copyright (C) 2013 by ISS

                 ISS' 2014 U.S. Proxy Voting Concise Guidelines

    The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2014 proxy voting guidelines can be found at:
          http://www.issgovernance.com/policy/2014/policy_information

ROUTINE/MISCELLANEOUS

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

                                   o o o o o

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

      1.  Accountability

      2.  Responsiveness

      3.  Composition

      4.  Independence

Generally vote for director nominees, except under the following circumstances:

1.    Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote


--------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.17. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.18. Failure to replace management as appropriate; or

      1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

--------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.

3.    Composition

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


--------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

                                   o o o o o

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

              o   Company-specific factors; and

              o   Proposal-specific factors, including:

                  - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

                  - The maximum proportion of directors that shareholders may nominate each year; and

                  - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

                                   o o o o o

Proxy Contests--Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

                                   o o o o o

SHAREHOLDER RIGHTS & DEFENSES

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o   No lower than a 20% trigger, flip-in or flip-over;

      o   A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                   o o o o o

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o   The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o   Any other factors that may be applicable.

                                   o o o o o

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o   Shareholders' current right to act by written consent;

      o   The consent threshold;

      o   The inclusion of exclusionary or prohibitive language;

      o   Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

      o   A majority vote standard in uncontested director elections;

      o   No non-shareholder-approved pill; and

      o   An annually elected board.

                                   o o o o o

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.


--------
6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

                                   o o o o o

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

      o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

      o   The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

                                   o o o o o

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

                                   o o o o o

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

                                   o o o o o

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation--Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.


Vote against an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

          -   Magnitude of pay misalignment;

          - Contribution of non-performance-based equity grants to overall pay; and

          - the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(8) compared to grant pay; and

      o   Any other factors deemed relevant.


Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


--------
7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

8   ISS research reports will include realizable pay for S&P1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

                                   o o o o o

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

                                   o o o o o

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

      o   Single- or modified-single-trigger cash severance;

      o   Single-trigger acceleration of unvested equity awards;

      o   Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

      o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

                                   o o o o o

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

      o   The total cost of the company's equity plans is unreasonable;

      o   The plan expressly permits repricing;

      o   A pay-for-performance misalignment is found;

      o The company's three year burn rate exceeds the burn rate cap of its industry group;

      o   The plan has a liberal change-of-control definition; or

      o   The plan is a vehicle for problematic pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

                                   o o o o o

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

                                   o o o o o

Political Contributions

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

                                   o o o o o

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                   o o o o o

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

                                   o o o o o

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                                   o o o o o

                                   APPENDIX C

   CONFLUENCE INVESTMENT MANAGEMENT LLC PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

   a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

   b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

   c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
      (iii) material personal and family relationships.

   d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

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


   e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

         o  proxy voting policies and procedures;

         o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

         o  records of votes cast and abstentions; and

         o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

                                   APPENDIX D

                            STONEBRIDGE ADVISORS LLC
                             PROXY VOTING POLICIES

GENERAL POLICY.

The preferred securities in which we generally invest do not normally carry proxy voting rights, and we do not anticipate acquiring equity securities that have such rights. But in the event that a proxy vote is solicited on a security held in client portfolios, Stonebridge will strive to cast its vote in the best economic interests of the client, following the Proxy Voting Guidelines detailed below.

Clients may obtain a copy of Stonebridge's Proxy Voting Policy as well as information relating to how proxies were voted.

PROXY VOTING GUIDELINES.

We will normally vote proxies in accordance with the following guidelines unless we determine that it is in the best economic interests of our clients do otherwise:

o We will consider the proposal's expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.

o We consider the reputation, experience and competence of a company's management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, we cast our votes in accordance with management's recommendations. However, when we believe management's position on a particular issue is not in the best interests our clients, we will vote contrary to management's recommendation.

o With respect to a company's board of directors, we believe there should be a majority of independent directors on company boards, and that audit, compensation and nominating committees should consist solely of independent directors. Therefore, we will normally vote in favor of proposals that insure such independence.

o With respect to auditors, we believe that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing or closely-related activities that do not raise any appearance of impaired independence.

o With respect to equity-based compensation plans, we believe that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we will normally vote against plans that substantially dilute our ownership interest in the company or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.

o With respect to shareholder rights, we believe that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

o With respect to "social responsibility" issues, we believe that matters related to a company's day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices, unless we believe the proposal would have a substantial, positive economic impact on the company.

o Sometimes a client will fund a new account with in-kind securities. When this happens, we review the in-kind portfolio, retain those securities that fit Stonebridge's strategies, and quickly sell the rest in order to produce cash which can then be invested in the strategies. It may occur that a proxy vote solicitation is received on a security that was received in-kind and slated for immediate sale. It is our policy to vote "Abstain" on such securities, as we claim no knowledge or expertise concerning securities that are outside of our strategies, and have only transitory possession of them.

o In other circumstances, we may also decide to refrain from voting a particular proxy. In these instances, we will document the reasons for our decision.

RESPONSIBILITY.

The CCO or his designee is responsible for the administration of the proxy voting policy.

The Chief Investment Officer or his designee is responsible for voting and submitting proxies and monitoring corporate actions of portfolio securities.

IMPLEMENTATION.

Implementation procedures are as follows:

o A description of the Proxy Voting Policy is disclosed in Form ADV Part 2A, along with contact information for clients interested in requesting a copy of the policy.

o An offer is made to all existing clients on an annual basis to allow them to request, at no charge, a copy of the Proxy Voting Policy.

o When a proxy vote is required, the Chief Investment Officer or his designee will maintain documentation of all proxies/corporate action information that was received, records of how and when the proxies were voted.

o Client requests for information regarding proxy votes or policies and procedures will be forwarded to the CCO for a written response.

o The CCO periodically reviews documentation maintained by the Chief Investment Officer to provide reasonable assurance that procedures are followed and proxies are being voted in the best interest of the clients.

                                   APPENDIX E

                           CREDIT RATING DEFINITIONS

Standard & Poor's

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation and the promise S&P imputes;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            The issue rating definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

            AAA. An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            AA. An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            A. An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            BBB. An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            BB. An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            B. An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            CCC. An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            CC. An obligation rated "CC" is currently highly vulnerable to nonpayment.

            C. An obligation rated 'C' is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

            D. An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

            Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Moody's Investors Service, Inc.

            A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows.

            Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

            Long-Term Obligation Ratings

            Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

            Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

            A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

            Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

            Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

            B Obligations rated B are considered speculative and are subject to high credit risk.

            Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

            Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

            C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

            Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

            Fitch Ratings

            A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

            Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

            The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

            A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

            Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

            Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

            In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

                        International Long-Term Ratings

            Issuer Credit Rating Scales

            Investment Grade

            AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            AA Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

            BBB Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

            BB Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

            B Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

            CCC Substantial credit risk. Default is a real possibility.

            CC Very high levels of credit risk. Default of some kind appears probable.

            C Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

            o the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

            o the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

            o Fitch otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

            RD Restricted default. 'RD' ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

            o the selective payment default on a specific class or currency of debt;

            o the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

            o the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

            o execution of a distressed debt exchange on one or more material financial obligations.

            D Default. 'D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

            Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

            "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

            In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

                            First Trust Series Fund
                           PART C - OTHER INFORMATION


ITEM 28.  EXHIBITS


EXHIBIT NO.  DESCRIPTION

     (a)     Declaration of Trust of the Registrant. (1)

     (b)     By-Laws of the Registrant. (2)

     (c)     Amended and Restated Designation of Series, dated June 11,
             2012. (5)

     (d)     (1)   Investment Management Agreement. (2)

             (2) Sub-Advisory Agreement by and between First Trust Advisors L.P. and Stonebridge Advisors, LLC. (2)

             (3) Sub-Advisory Agreement by and between First Trust Advisors L.P. and Confluence Investment Management Advisors, LLC. (2)

             (4)   Amended Schedule A to Investment Management Agreement. (6)

     (e)     (1)   Distribution Agreement by and between the Registrant and
                   First Trust Portfolios L.P. (2)

             (2)   Amended Exhibit A to Distribution Agreement. (6)

     (f)     Not Applicable.

     (g)     (1)   Custodian Agreement by and between the Registrant and Brown
                   Brothers Harriman and Co., dated as of November 1, 2010. (2)

             (2) Custody Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012. (7)

     (h)     (1)   Administrative Agency Agreement by and between the Registrant and Brown Brothers Harriman and Co., dated as of November 1,
                   2010. (2)

             (2) Subscription Agreement between the Registrant on behalf of First Trust Preferred Securities and Income Fund, and First Trust Portfolios L.P. (2)

             (3) Subscription Agreement between the Registrant on behalf of First Trust/Confluence Small Cap Value Fund, and First Trust Portfolios L.P. (2)

             (4) Expense Reimbursement, Fee Waiver and Recovery Agreement by and between the Registrant and First Trust Advisors L.P. (2)

             (5) Amended Schedule A to Expense Reimbursement, Fee Waiver and Recovery Agreement. (6)

             (6) Form of Subscription Agreement for First Trust Short Duration High Income Fund. (6)

             (7) Administration and Accounting Services Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012. (7)

             (8) Transfer Agency and Shareholder Services Agreement between the Registrant and The Bank of New York Mellon dated September 30, 2011. (7)

     (i)     Not Applicable.

     (j)     Consent of Independent Registered Public Accounting Firm. (8)

     (k)     Not Applicable.

     (l)     Not Applicable.

     (m)     (1)   12b-1 Distribution and Service Plan. (2)

             (2)   Amended Exhibit A to 12b-1 Distribution and Service Plan. (6)

     (n)     Multiple Class Plan Adopted Pursuant to Rule 18f-3. (2)

     (o)     Not Applicable.

     (p)     (1)   First Trust Advisors L.P., First Trust Portfolios L.P. Code
                   of Ethics, amended on January 1, 2009. (2)

             (2)   First Trust Funds Code of Ethics, amended on March 22,
                   2010. (2)

     (q) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and Keith authorizing James A. Bowen, W. Scott Jardine, Mark R. Bradley, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (1)

__________________

(1) Incorporated by reference to the Registrant's Registration on Form N-1A (File No. 333-168727) filed on August 10, 2010.

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 filed on Form N-1A (File No. 333-168727) for Registrant on December 23, 2010.

(3) Incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-168727) for Registrant on January 10, 2011.

(4) Incorporated by reference to the Post-Effective Amendment No. 2 filed on Form N-1A (File No. 333-168727) for Registrant on April 4, 2011.

(5) Incorporated by reference to the Post-Effective Amendment No. 5 filed on Form N-1A (File No. 333-168727) for Registrant on July 2, 2012.

(6) Incorporated by reference to the Post-Effective Amendment No. 7 filed on Form N-1A (File No. 333-168727) for Registrant on October 5, 2012.

(7) Incorporated by reference to the Post-Effective Amendment No. 11 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2013.

(8)   Filed herewith.



ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not Applicable.

ITEM 30. INDEMNIFICATION

      Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or

Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      First Trust Advisors L.P. ("First Trust"), investment adviser to the Registrant, serves as adviser or sub-adviser to various other open-end and closed-end management investment companies and is the portfolio supervisor of certain unit investment trusts. The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). The principal address for all these investment companies, First Trust, FTP and the persons below is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

       A description of any business, profession, vocation or employment of a substantial nature in which the officers of First Trust who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management of the Fund" in the Statement of Additional Information. Such information for the remaining senior officers of First Trust appears below:

NAME AND POSITION WITH FIRST TRUST      EMPLOYMENT DURING PAST TWO YEARS

Andrew S. Roggensack, President         Managing Director and President, First Trust

R. Scott Hall, Managing Director        Managing Director, First Trust

Ronald D. McAlister, Managing Director  Managing Director, First Trust

David G. McGarel, Chief Investment      Managing Director (since July 2012);
Officer and Managing Director           Senior Vice President, First Trust

Kathleen Brown, Chief Compliance        Chief Compliance Officer and Senior Vice
Officer and Senior Vice President       President, First Trust

Brian Wesbury, Chief Economist and      Chief Economist and Senior Vice President,
Senior Vice President                   First Trust

ITEM 32.  PRINCIPAL UNDERWRITER

      (a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund, First Trust Exchange-Traded AlphaDEX(R) Fund II and First Trust Variable Insurance Trust. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds and the First Trust GNMA.


      (b)

NAME AND PRINCIPAL                      POSITIONS AND OFFICES               POSITIONS AND
BUSINESS ADDRESS*                       WITH UNDERWRITER                    OFFICES WITH FUND

The Charger Corporation                 General Partner                     None

Grace Partners of DuPage L.P.           Limited Partner                     None
                                        Chief Executive Officer and
James A. Bowen                          Managing Director                   Trustee and Chairman of the Board
                                        Chief Financial Officer, Chief
                                        Operating Officer and Managing      President and Chief Executive
Mark R. Bradley                         Director                            Officer

Frank L. Fichera                        Managing Director                   None

Russell J. Graham                       Managing Director                   None

R. Scott Hall                           Managing Director                   None

W. Scott Jardine                        General Counsel, Secretary and      Secretary
                                        Managing Director

Daniel J. Lindquist                     Managing Director                   Vice President

Ronald D. McAlister                     Managing Director                   None

David G. McGarel                        Managing Director                   None

Richard A. Olson                        Managing Director                   None

Maria Prestigiacomo                     Managing Director                   None

Andrew S. Roggensack                    President and Managing Director     None

Kristi A. Maher                         Deputy General Counsel              Chief Compliance Officer and
                                                                            Assistant Secretary

* All addresses are 120 East Liberty
Drive, Wheaton, Illinois 60187.

      (c) Not Applicable

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

      First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

      The Bank of New York Mellon Corporation ("BONY") maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

      BONY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

ITEM 34.  MANAGEMENT SERVICES

         Not Applicable.

ITEM 35.  UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois, on the 16th day of June, 2014.

                                        FIRST TRUST SERIES FUND


                                        By:     /s/ Mark R. Bradley
                                                --------------------------------
                                                Mark R. Bradley, President and
                                                Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                               TITLE                           DATE
                                        President and Chief             June 16, 2014
/s/ Mark R. Bradley                     Executive Officer
---------------------------------------
Mark R. Bradley
                                        Treasurer, Chief Financial      June 16, 2014
                                        Officer and Chief
/s/ James M. Dykas                      Accounting Officer
---------------------------------------
James M. Dykas

                                                )
James A. Bowen*                         Trustee )
                                                )
                                                )
Richard E. Erickson*                    Trustee )
                                                )
                                                )
Thomas R. Kadlec*                       Trustee )    BY: /s/ W. Scott Jardine
                                                )       -----------------------------
                                                )       W. Scott Jardine
                                                )       Attorney-In-Fact
Robert F. Keith*                        Trustee )       June 16, 2014
                                                )
                                                )
Niel B. Nielson*                        Trustee )
                                                )

* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, Eric F. Fess and Kristi A. Maher to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

                               INDEX TO EXHIBITS

(j)   Consent of Independent Registered Public Accounting Firm